EXHIBIT 10





                                CREDIT AGREEMENT

                          DATED AS OF FEBRUARY 11, 1997

                                      AMONG


                            VIDEO UPDATE CANADA INC.,

                               VIDEO UPDATE, INC.,

                         VARIOUS FINANCIAL INSTITUTIONS,

                                       AND

                            BANK OF AMERICA ILLINOIS,

                                 AS U.S. AGENT,

                                       AND

                             BANK OF AMERICA CANADA,

                                AS CANADIAN AGENT










                                TABLE OF CONTENTS


Section                                                                                                        Page
ARTICLE I  DEFINITIONS..........................................................................................  1
      1.1  Certain Defined Terms................................................................................  1
      1.2  Other Interpretive Provisions........................................................................ 21
      1.3  Accounting Principles................................................................................ 22

ARTICLE II  THE CREDITS......................................................................................... 23
      2.1    U.S. Borrowings.................................................................................... 23
      2.1.1  Commitments to Make U.S. Loans..................................................................... 23
      2.1.2  Procedure for U.S. Borrowing....................................................................... 23
      2.1.3  Conversion and Continuation Elections for U.S. Borrowings.......................................... 24
      2.1.4  Optional Prepayments of U.S. Borrowings............................................................ 25
      2.1.5  Repayment of U.S. Borrowings....................................................................... 26
      2.2    Canadian Borrowings................................................................................ 26
      2.2.1. Canadian Loans..................................................................................... 26
      2.2.2  Procedure for Canadian Borrowings.................................................................. 26
      2.2.3  Conversion and Continuation Elections for Canadian Borrowings...................................... 27
      2.2.4  Optional Prepayments of Canadian Borrowings........................................................ 29
      2.2.5  Repayment of Canadian Borrowings................................................................... 29
      2.2.6  Participations in Canadian Loans................................................................... 29
      2.2.7  Canadian Participation Obligations Unconditional................................................... 30
      2.3    Voluntary Termination or Reduction of Commitments.................................................. 31
      2.4    Interest........................................................................................... 31
      2.5    Fees   ............................................................................................ 32
                    (a)  Agency Fees............................................................................ 32
                    (b)  Non-Use Fees........................................................................... 32
                    (c)  Upfront Fees........................................................................... 32
      2.6    Computation of Fees and Interest................................................................... 32
      2.7    Payments by the Borrowers.......................................................................... 33
      2.8    Payments by the Lenders to the Agents.............................................................. 34
      2.9    Sharing of Payments, Etc........................................................................... 34
      2.10   Currency Exchange Fluctuations..................................................................... 35
      2.11   Extension of Revolving Termination Date............................................................ 35

ARTICLE III  LOAN ACCOUNTS; NOTES............................................................................... 36
      3.1  Loan Accounts........................................................................................ 36
      3.2  Notes    ............................................................................................ 36







Section                                                                                                        Page



ARTICLE IV  THE LETTERS OF CREDIT............................................................................... 36
      4.1  The Letter of Credit Subfacility..................................................................... 36
      4.2  Issuance, Amendment and Renewal of Letters of Credit................................................. 38
      4.3  Risk Participations, Drawings and Reimbursements..................................................... 40
      4.4  Repayment of Participations.......................................................................... 41
      4.5  Role of the Issuing Lender........................................................................... 42
      4.6  Obligations of the Company........................................................................... 43
      4.7  Cash Collateral Pledge............................................................................... 44
      4.8  Letter of Credit Fees................................................................................ 44
      4.9  Uniform Customs and Practice......................................................................... 44

ARTICLE V  TAXES, YIELD PROTECTION AND ILLEGALITY............................................................... 45
      5.1  Taxes    ............................................................................................ 45
      5.2  Illegality........................................................................................... 49
      5.3  Increased Costs and Reduction of Return.............................................................. 50
      5.4  Funding Losses....................................................................................... 50
      5.5  Inability to Determine Rates......................................................................... 51
      5.6  Certificates of Lenders.............................................................................. 52
      5.7  Substitution of Lenders.............................................................................. 52
      5.8  Right of Lenders to Fund through Branches and Affiliates............................................. 52
      5.9  Survival ............................................................................................ 53

ARTICLE VI  CONDITIONS PRECEDENT................................................................................ 53
      6.1  Conditions of Initial Credit Extensions.............................................................. 53
                    (a)     Credit Agreement and Notes.......................................................... 53
                    (b)     Resolutions; Incumbency............................................................. 53
                    (c)     Organization Documents; Good Standing............................................... 53
                    (d)     U.S. Subsidiary Guaranty............................................................ 54
                    (e)     Canadian Guaranties................................................................. 54
                    (f)     U.S. Security Agreement............................................................. 54
                    (g)     Canadian Security Agreements........................................................ 54
                    (h)     Company Pledge Agreement............................................................ 54
                    (i)     VUCI Pledge Agreement............................................................... 54
                    (j)     Parent Guaranty..................................................................... 54
                    (k)     Insurance Certificates.............................................................. 54
                    (l)     Lien Subordination.................................................................. 55
                    (m)     Payment of Fees..................................................................... 55
                    (n)     Certificate......................................................................... 55
                    (o)     Legal Opinions...................................................................... 55
                    (p)     Lien Searches....................................................................... 55
                    (q)     Other Documents..................................................................... 55
      6.2  Conditions to All Credit Extensions.................................................................. 56
                    (a)     Notice, Application................................................................. 56



                                       ii


Section                                                                                                        Page

                    (b)     Continuation of Representations and Warranties...................................... 56
                    (c)     No Existing Default................................................................. 56
                    (d)     Funded Debt Ratio................................................................... 56

ARTICLE VII  REPRESENTATIONS AND WARRANTIES..................................................................... 56
      7.1   Corporate Existence and Power....................................................................... 56
      7.2   Corporate Authorization; No Contravention........................................................... 57
      7.3   Governmental Authorization.......................................................................... 57
      7.4   Binding Effect...................................................................................... 57
      7.5   Financial Statements................................................................................ 57
      7.6   No Material Adverse Change.......................................................................... 58
      7.7   Litigation and Contingent Liabilities............................................................... 58
      7.8   Ownership of Properties; Liens...................................................................... 58
      7.9   Subsidiaries........................................................................................ 58
      7.10  Pension and Welfare Plans........................................................................... 58
      7.11  Investment Company Act.............................................................................. 59
      7.12  Public Utility Holding Company Act.................................................................. 59
      7.13  Regulation U........................................................................................ 59
      7.14  Taxes   ............................................................................................ 59
      7.15  Solvency, etc....................................................................................... 59
      7.16  Hazardous Materials................................................................................. 59
                    7.16.1   Release and Disposal............................................................... 59
                    7.16.2   Treatment and Storage.............................................................. 60
      7.17  Absence of Default.................................................................................. 60
      7.18  Leased Premises..................................................................................... 60
      7.19  Information......................................................................................... 60

ARTICLE VIII  COVENANTS......................................................................................... 61
      8.1  Reports, Certificates and Other Information.......................................................... 61
                    8.1.1  Audit Report......................................................................... 61
                    8.1.2  Quarterly Reports.................................................................... 61
                    8.1.3  Monthly Reports...................................................................... 61
                    8.1.4  Compliance Certificates.............................................................. 62
                    8.1.5  Reports to SEC and to Shareholders................................................... 62
                    8.1.6  Notice of Default, Litigation and ERISA Matters...................................... 62
                    8.1.7  Subsidiaries......................................................................... 63
                    8.1.8  Management Reports................................................................... 63
                    8.1.9  Projections.......................................................................... 63
                    8.1.10 Other Information.................................................................... 63
      8.2  Books, Records and Inspections....................................................................... 63
      8.3  Insurance............................................................................................ 64


                                       iii




Section                                                                                                        Page


      8.4  Compliance with Laws; Payment of Taxes and Liabilities............................................... 64
      8.5  Maintenance of Existence, etc........................................................................ 64
      8.6  Financial Covenants.................................................................................. 64
                    8.6.1  Minimum Net Worth.................................................................... 64
                    8.6.2  Fixed Charge Ratio................................................................... 64
                    8.6.3  Funded Debt Ratio.................................................................... 65
                    8.6.4  Mature Store Contribution Margin..................................................... 65
                    8.6.5  New Store Contribution Margin........................................................ 65
      8.7  Limitations on Debt.................................................................................. 65
      8.8  Liens    ............................................................................................ 65
      8.9  Dividends, etc....................................................................................... 66
      8.10 Loans or Advances.................................................................................... 67
      8.11 Mergers and Consolidations; Acquisitions............................................................. 67
      8.12 Asset Dispositions................................................................................... 68
      8.13 Use of Proceeds...................................................................................... 68
      8.14 Transactions with Affiliates......................................................................... 68
      8.15 Pension Plans........................................................................................ 68
      8.16 Environmental Covenants.............................................................................. 68
                    8.16.1  Environmental Response Obligation................................................... 68
                    8.16.2  Environmental Liabilities........................................................... 69
      8.17 Unconditional Purchase Obligations................................................................... 69
      8.18 Further Assurances................................................................................... 69
      8.19 Landlord's Consents.................................................................................. 70
      8.20 Business ............................................................................................ 70
      8.21 Inconsistent Agreements.............................................................................. 70
      8.22 Preferred Stock...................................................................................... 70
      8.23 Other Negative Pledges............................................................................... 70

ARTICLE IX  EVENTS OF DEFAULT................................................................................... 70
      9.1  Event of Default..................................................................................... 70
                    (a)     Non-Payment of the Loans, etc....................................................... 70
                    (b)     Non-Payment of Other Debt........................................................... 70
                    (c)     Other Material Obligations.......................................................... 71
                    (d)     Bankruptcy, Insolvency, etc......................................................... 71
                    (e)     Non-Compliance with Provisions of This Agreement.................................... 71
                    (f)     Warranties.......................................................................... 71
                    (g)     Pension Plans....................................................................... 71
                    (h)     Judgments........................................................................... 72
                    (i)     Invalidity of Collateral Documents, etc............................................. 72
                    (j)     Invalidity of Guaranty, etc......................................................... 72
                    (k)     Change of Control................................................................... 72



                                       iv




Section                                                                                                        Page


      9.2  Remedies ............................................................................................ 72
      9.3  Rights Not Exclusive................................................................................. 73

ARTICLE X  THE AGENTS........................................................................................... 73
      10.1  Appointment and Authorization....................................................................... 73
      10.2  Delegation of Duties................................................................................ 73
      10.3  Liability of Agents................................................................................. 74
      10.4  Reliance by Agents.................................................................................. 74
      10.5  Notice of Default................................................................................... 74
      10.6  Credit Decision..................................................................................... 75
      10.7  Indemnification of Agents........................................................................... 75
      10.8  Agents in Individual Capacity....................................................................... 76
      10.9  Successor Agents.................................................................................... 76
      10.10 Withholding Tax..................................................................................... 77
      10.11 Collateral Matters.................................................................................. 77

ARTICLE XI  MISCELLANEOUS....................................................................................... 78
      11.1  Amendments and Waivers.............................................................................. 78
      11.2  Notices ............................................................................................ 79
      11.3  No Waiver; Cumulative Remedies...................................................................... 80
      11.4  Costs and Expenses.................................................................................. 80
      11.5  Borrower Indemnification............................................................................ 80
      11.6  Payments Set Aside.................................................................................. 81
      11.7  Successors and Assigns.............................................................................. 81
      11.8  Assignments, Participations, etc.................................................................... 81
      11.9  Confidentiality..................................................................................... 83
      11.10 Set-off ............................................................................................ 84
      11.11 Notification of Addresses, Lending Offices, Etc..................................................... 84
      11.12 Counterparts........................................................................................ 84
      11.13 Severability........................................................................................ 84
      11.14 No Third Parties Benefited.......................................................................... 84
      11.15 Governing Law and Jurisdiction...................................................................... 84
      11.16 Waiver of Jury Trial................................................................................ 85
      11.17 Judgment............................................................................................ 85
      11.18 Entire Agreement.................................................................................... 86




                                        v




Section                                                                                                        Page




SCHEDULE 1.1A               COMMITMENTS, PRO RATA SHARES AND PERCENTAGES
SCHEDULE 1.1B               PRICING SCHEDULE
SCHEDULE 7.7                LITIGATION AND CONTINGENT LIABILITIES
SCHEDULE 7.9                SUBSIDIARIES
SCHEDULE 7.10               PENSION AND WELFARE PLANS
SCHEDULE 7.18               LEASED PREMISES
SCHEDULE 8.6.5              NEW STORE CONTRIBUTION MARGIN
SCHEDULE 8.7                DEBT
SCHEDULE 8.8                LIENS
SCHEDULE 11.2               CANADIAN AND DOMESTIC LENDING OFFICES,
                            ADDRESSES FOR NOTICES





                                       vi




Section                                                                                                        Page


EXHIBITS

Exhibit A-1                 Form of Notice of U.S. Borrowing
Exhibit A-2                 Form of Notice of Canadian Borrowing
Exhibit B-1                 Form of Notice of Conversion/Continuation (Company)
Exhibit B-2                 Form of Notice of Conversion/Continuation (VUCI)
Exhibit C                   Form of Compliance Certificate
Exhibit D-1                 Form of Opinion of Counsel to the Company
Exhibit D-2                 Form of Opinion of Ontario Counsel to VUCI
Exhibit D-3                 Form of Opinion of British Columbia Counsel to VUCI and Canadian
                            Guarantors
Exhibit D-4                 Form of Opinion of British Columbia Counsel to Agents
Exhibit D-5                 Form of Opinion of Alberta Counsel to Agents
Exhibit D-6                 Form of Opinion of Ontario Counsel to Agents
Exhibit E                   Form of Lien Subordination Letter
Exhibit F                   Form of Assignment and Acceptance
Exhibit G-1                 Form of Promissory Note (Company)
Exhibit G-2                 Form of Promissory Note (VUCI)
Exhibit H-1                 Form of U.S. Subsidiary Guaranty
Exhibit H-2                 Form of Canadian Guaranty
Exhibit H-3                 Form of Parent Guaranty
Exhibit I-1                 Form of U.S. Security Agreement
Exhibit I-2                 Form of Canadian Security Agreement
Exhibit J-1                 Form of Company Pledge Agreement
Exhibit J-2                 Form of VUCI Pledge Agreement



                                       vii





                                CREDIT AGREEMENT
                                ----------------


         This CREDIT AGREEMENT is entered into as of February 11, 1997 among VIDEO UPDATE, INC., a Delaware corporation (the "Company"), VIDEO UPDATE CANADA INC., an Ontario corporation ("VUCI"), various financial institutions as lenders, BANK OF AMERICA ILLINOIS, as U.S. Agent, and BANK OF AMERICA CANADA, as Canadian Agent.

         WHEREAS, the Lenders have agreed to make available to the Company a revolving credit facility with a letter of credit subfacility, together with a Canadian Dollar subfacility for VUCI, upon the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         1.1    Certain Defined Terms.    The following terms have the following
 meanings:

                  Affected Lender - see Section 5.7.

                  Affiliate means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities or membership interests, by contract, or otherwise.

                  Agent-Related Persons means either Agent and any successor thereto in such capacity hereunder, together with their respective Affiliates and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  Agents means the Canadian Agent and the U.S. Agent; and Agent means the Canadian Agent or the U.S. Agent.

                  Agreement means this Credit Agreement.

                  Applicable Agent means (a) with respect to matters relating to U.S. Dollar Loans and Letters of Credit, the U.S. Agent, and (b) with respect to matters relating to Canadian Loans, the Canadian Agent.

                  Applicable Margin means the applicable rate per annum for a Loan set forth in Schedule 1.1B.

                  Assignee - see subsection 11.8(a).

                  Assignment and Acceptance - see subsection 11.8(a).

                  Attorney Costs means and includes all reasonable fees and disbursements of any law firm or other external counsel and, without duplication, the reasonable allocated cost of internal legal services and all reasonable disbursements of internal counsel.

                  BAC means Bank of America Canada, a bank chartered under the laws of Canada.

                  Bankruptcy Code means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C. ss.101, et seq.).

                  BA Rate means, for any Interest Period with respect to BA Rate Loans comprising part of the same Borrowing, the rate of interest per annum as announced by BAC in Toronto, Ontario as its "BA Rate."

                  BA Rate Loan means a Loan that bears interest based on the BA Rate.

                  BAI means Bank of America Illinois, an Illinois banking corporation.

                  Base Rate means, for any day, the higher of: (a) 0.50% per annum above the latest U.S. Federal Funds Rate; and (b) the per annum rate of interest in effect for such day as publicly announced from time to time by BAI in Chicago, Illinois, as its "reference rate." (The "reference rate" is a rate set by BAI based upon various factors including BAI's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BAI shall take effect at the opening of business on the day specified in the public announcement of such change.

                  Base Rate Loan means a Loan that bears interest based on the Base Rate.

                  Borrower means the Company or VUCI; and Borrowers means the Company and VUCI.

                  Borrowing means a borrowing hereunder consisting of (a) Loans of the same Type made to the Company on the same day by the Lenders under Section 2.1 and, other than in the case of Base Rate Loans, having the same Interest Period or (b) Canadian Loans made to VUCI on the same day by the Canadian Lenders pursuant to Section 2.2 and, other than in the case of Prime Rate Loans, having the same Interest Period. A Borrowing may be a U.S. Borrowing or a Canadian Borrowing.

                  Borrowing Date means any date on which a Borrowing occurs under Section 2.1.2 or Section 2.2.2.

                  Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago (and in the case of disbursements and payments in Canadian Dollars, in Vancouver and Toronto) are authorized or required by law to close and, if the applicable Business Day relates to an Offshore Rate Loan, means such a day on which dealings are carried on in the applicable offshore U.S. Dollar or Canadian Dollar interbank market.

                  Canadian Agent means BAC in its capacity as agent hereunder and under the other Loan Documents, as provided in Article X, and any successor Canadian Agent under Section 10.9.

                  Canadian Borrowing means a Borrowing hereunder consisting of Canadian Loans made by the Canadian Lenders ratably according to their Canadian Percentages.

                  Canadian Commitment means the combined commitments of the Canadian Lenders severally to make Canadian Loans to VUCI pursuant to
         Section 2.2 in Canadian Dollars in an aggregate principal amount not to exceed on any date an amount equal to the Dollar Equivalent of U.S. $5,000,000; it being understood that the Canadian Commitment is a part of the combined Commitments of all Lenders, rather than a separate, independent commitment, and does not increase the total amount available for borrowing hereunder.

                  Canadian Cost of Funds means the cost of funds of the Canadian Agent as established by the Canadian Agent based on its customary practice.

                  Canadian Dollars and Cdn. $ each mean lawful money of Canada.

                  Canadian Guarantor means (a) as of the Closing Date, 24 Hour Entertainment Group Ltd. and 24 Hour Entertainment Leasing Ltd. and (b) thereafter, the entities referred to in clause (a) and each other Person which from time to time executes and delivers a Canadian Guaranty.

                  Canadian Guaranty means each guaranty executed by a Canadian Guarantor substantially in the form of Exhibit H-2, as amended, supplemented or otherwise modified from time to time.

                  Canadian Lender means BAC and any other Lender which, with the consent of the Borrowers and the Agents, agrees to become a Canadian Lender hereunder; provided that, unless such other Lender is organized under the laws of Canada, such Lender shall designate a Canadian branch or affiliate of such Lender which will have all rights, and perform all obligations, of such Lender hereunder in respect of Canadian Loans, such designation to be made either (i) by causing such branch or affiliate to execute a signature page hereof or (ii) by written notice to the Company and the Agents (including any notice changing the designation of such Lender's branch or affiliate which will act as a Canadian Lender hereunder); provided, further, that no affiliate of a Lender may be so designated pursuant to clause (ii) unless such affiliate has executed an agreement satisfactory to the Company and the Agents agreeing to become a party hereto. Neither BAC nor any other branch or affiliate of a Lender which has been designated to act as a Canadian Lender hereunder shall have any obligation hereunder in respect of U.S. Dollar Loans or in respect of Letters of Credit.

                  Canadian  Loan  means any  Prime  Rate  Loan,  BA Rate Loan or
         Offshore Canadian Loan made to VUCI under Section 2.2 of this Agreement. All Canadian Loans shall be made in Canadian Dollars.

                  Canadian Participation Funding Notice means a written notice from any Lender (including any Canadian Lender) informing the U.S. Agent that an Event of Default has occurred and is continuing and directing the U.S. Agent to notify all Non-Canadian Lenders to fund their participations in the Canadian Loans as provided in Section 2.2.6.

                  Canadian Percentage means, as to any Canadian Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Canadian Lender's portion of the Canadian Commitment divided by the amount of the Canadian Commitment. The initial Canadian Percentage of each Canadian Lender is set forth on Schedule 1.1A, and each Canadian Lender's Canadian Percentage shall change simultaneously with any assignment by or to such Canadian Lender pursuant to Section 11.8.

                  Canadian Security Agreement - see Section 6.1(g).

                  Canadian Subsidiary means any Subsidiary of the Company which is organized under the federal or provincial laws of Canada.

                  Capital Adequacy Regulation means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case regarding capital adequacy of any bank or of any corporation controlling a bank.

                  Capital Lease means, with respect to any Person, any lease of (or other agreement conveying the right to use) any real or personal property by such Person which, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of such Person.

                  Cash Collateralize means, for purposes of Section 4.7, to pledge and deposit with or deliver to the U.S. Agent, for the benefit of the U.S. Agent, the Issuing Lender and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the U.S. Agent and the Lenders. Derivatives of such term shall have corresponding meanings. The Company hereby grants the U.S. Agent, for the benefit of the U.S. Agent, the Issuing Lender and the Lenders, a security interest in any such cash and deposit account balances. Cash collateral shall be maintained in blocked, deposit accounts at the U.S. Agent or an Affiliate thereof.

                  Change of Control means (a) any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended, but excluding Daniel A. Potter and John M. Bedard so long as such persons are employees of the Company) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 20% or more of the outstanding shares of common stock of the Company; or (b) during any 24-month period, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of a majority of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company.

                  Class B Warrants means warrants entitling the holder thereof to purchase at an exercise price of U.S. $8.75, subject to adjustment, one share of the Company's Class A Common Stock, U.S. $0.01 par value.

                  Closing Date means the date on which all conditions precedent set forth in Section 6.1 are satisfied or waived by all Lenders.

                  Code means the Internal Revenue Code of 1986.

                  Collateral means any property on which or in which a lien is granted to the U.S. Agent pursuant to any Collateral Document.

                  Collateral Documents means the Company Pledge Agreement, the VUCI Pledge Agreement, the U.S. Security Agreement and the Canadian Security Agreements.

                  Commitment means, as to each Lender, the amount set forth opposite such Lender's name on Schedule 1.1A, as adjusted from time to time in accordance with the terms of this Agreement. The initial amount of the combined Commitments of all Lenders is U.S. $60,000,000.

                  Company - see the introductory clause hereto.

                  Company Pledge Agreement - see Section 6.1(h).

                  Computation Date means any date on which the U.S. Agent determines the Dollar Equivalent amount of any Canadian Loans pursuant to Section 2.10.

                  Computation Period means any period of 3 consecutive calendar months ending on the last day of a calendar month.

                  Consolidated Net Income means, with respect to the Company and its Subsidiaries for any period, the net income (or loss) of the Company and its Subsidiaries for such period (excluding any extraordinary, unusual or non-recurring items of income); provided that there shall be excluded therefrom (i) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary and (ii) any non-cash charges relating to the release of management stock on the date of this Agreement held in escrow.

                  Contractual Obligation means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  Conversion/Continuation  Date means any  Business Day on which
         (a) the Company (i) converts U.S. Dollar Loans from one Type to the other Type or (ii) continues as U.S. Dollar Loans of the same Type, but with a new Interest Period, U.S. Dollar Loans having Interest Periods expiring on such date or (b) VUCI (i) converts Canadian Loans from one Type to another Type or (ii) continues as

         Canadian Loans of the same Type, but with a new Interest Period, Canadian Loans having Interest Periods expiring on such date.

                  Credit Extension means and includes (a) the making of any Loan hereunder and (b) the Issuance of any Letter of Credit hereunder.

                  Debt  of  any  Person  means,  without  duplication,  (a)  all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all obligations of such Person as lessee under Capital Leases which have been recorded as liabilities on a balance sheet of such Person, (c) all obligations of such Person to pay the deferred purchase price of property or services (other than current accounts payable in the ordinary course of business), (d) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness), (e) all obligations, contingent or otherwise, with respect to the face amount of all letters of credit (whether or not drawn) and banker's acceptances issued for the account of such Person, (f) liabilities of such Person in respect of Hedging Agreements, and (g) all Suretyship Liabilities (other than Suretyship Liabilities in respect of operating leases of other Persons) of such Person.

                  Debt to be Repaid means all Debt listed on Schedule 8.7 under the heading "Debt to be Repaid".

                  Dollar Equivalent means, at any time, (a) as to any amount denominated in U.S. Dollars, the amount thereof at such time, and (b) as to any amount denominated in Canadian Dollars, the equivalent amount in U.S. Dollars as determined by the U.S. Agent at such time on the basis of the Spot Rate for the purchase of U.S. Dollars with such Canadian Dollars on the most recent Computation Date provided for in
         Section 2.10 or such other date as is specified herein.

                  EBITDA  means,  with respect to any period,  Consolidated  Net
         Income before deducting Interest Expense, taxes, depreciation and amortization for such period.

                  Effective Amount means, with respect to the outstanding L/C Obligations on any date, the aggregate Dollar Equivalent amount of such L/C Obligations on such date after giving effect to any Issuances of Letters of Credit occurring on such date and any other changes in the aggregate Dollar Equivalent amount of the L/C Obligations as of such date, including as a result of any reimbursements of outstanding unpaid drawings under any Letter of Credit or any reduction in the maximum amount available for drawing under Letters of Credit taking effect on such date.

                  Eligible Assignee means (i) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least U.S. $100,000,000; (ii) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the OECD), or a political subdivision of any such country, and having a combined capital and surplus of at least U.S. $100,000,000, provided that such bank is acting through a branch or agency located in the United States; and (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) is a Subsidiary of a Lender, (B) is a Subsidiary of a Person of which a Lender is a Subsidiary, (C) is a Person of which a Lender is a Subsidiary or (D) has been approved by the chief executive or chief financial officer of the Company.

                  Environmental Laws means all applicable federal, state, provincial or local statutes, laws, ordinances, codes, rules, regulations, guidelines, orders and judgments (including consent decrees and administrative orders) relating to any hazardous, toxic or dangerous substance or material, public health and safety, the protection of the environment, land use, chemical use, pollution, sanitation or the health and welfare of any living thing.

                  ERISA means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import.

                  Event of Default means any of the events or circumstances specified in Section 9.1.

                  Fixed Charge Ratio means, as of the last day of any month, the ratio of (a) the sum of (i) EBITDA for the Computation Period ending on such day plus (ii) rental expense of the Company and its Subsidiaries for such Computation Period to (b) the sum of (i) Interest Expense for such Computation Period plus (ii) rental expense of the Company and its Subsidiaries for such Computation Period.

                  Foreign Subsidiary means any Subsidiary (i) organized under the laws of a jurisdiction other than the United States or a state thereof and (ii) which conducts substantially all of its business and operations outside of the United States.

                  FRB means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

                  Funded Debt means (without duplication) all Debt of the Company and its Subsidiaries, excluding (i) contingent obligations in respect of undrawn letters of credit (except to the extent constituting Suretyship Liabilities in respect of any indebtedness, obligation or other liability of a Person other than the Company or any Subsidiary), (ii) Debt described in clause (f) of the definition of "Debt" and (iii) Debt of the Company to Subsidiaries and Debt of Subsidiaries to the Company or to other Subsidiaries.

                  Funded Debt Ratio means, as of any date of calculation, the ratio of (x) Funded Debt as of such date to (y) the product of (i) the total of (a) EBITDA for the Computation Period most recently ended minus (b) 26% of the revenues of the Company and its Subsidiaries for such Computation Period multiplied by (ii) four.

                  GAAP means U.S. generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

                  Governmental Authority means any nation or government, any state or province or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  Guarantor means each U.S. Subsidiary Guarantor, each Canadian Guarantor and the Company.

                  Guaranty means each of the U.S. Subsidiary Guaranty, each Canadian Guaranty and the Parent Guaranty.

                  Hazardous Material means any hazardous, toxic or dangerous substance or material defined as such in (or for purposes of) any Environmental Law.

                  Hedging Agreement means any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices.

                  Honor Date - see subsection 4.3(b).

                  Indemnified Liabilities - see Section 11.5.

                  Indemnified Person - see Section 11.5.

                  Insolvency Proceeding means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up, compromise, arrangement or relief of debtors (including any proceeding under the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies' Creditor's Arrangement Act (Canada) or any similar legislation in any jurisdiction) or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other similar arrangement in respect of such Person's creditors generally or any substantial portion of such creditors.

                  Interest Expense means, for any period, the consolidated interest expense of the Company and its Subsidiaries for such period (including all imputed interest on Capital Leases).

                  Interest Payment Date means (a) as to any Loan other than a Base Rate Loan or a Prime Rate Loan, the last day of each Interest Period applicable to such Loan, (b) as to any Base Rate Loan, the first day of each calendar quarter, and (c) as to any Prime Rate Loan, the first day of each calendar month.

                  Interest  Period means,  (a) as to any Offshore Rate Loan, the
         period   commencing  on  the  Borrowing   Date  of  such  Loan  or  the
         Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore U.S. Loan or Offshore Canadian Loan, as applicable, and ending on the date one, two or three months thereafter as selected by the applicable Borrower in its Notice of U.S. Borrowing, Notice of Canadian Borrowing or Notice of Conversion/Continuation, as the case may be; and (b) as to any BA Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as a BA Rate Loan, and ending on the date 30, 60 or 90 days thereafter, as selected by VUCI in its Notice of Canadian Borrowing or Notice of Continuation/Conversion;

         provided that:

                           (i) if any Interest  Period would  otherwise end on a
                  day that is not a Business Day, such Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any  Interest  Period for an Offshore  Rate Loan
                  that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                           (iii) no Interest Period for a U.S. Dollar Loan shall
                  extend beyond any date on which an installment of principal is scheduled to be paid pursuant to Section 2.1.5 unless the aggregate principal amount of all Base Rate Loans, plus the aggregate principal amount of all U.S. Dollar Loans having Interest Periods that will expire on or before such scheduled installment date, equals or exceeds the amount of the installment of the U.S. Dollar Loans due on such date; and

                           (iv) no  Interest  Period for a  Canadian  Loan shall
                  extend beyond any date on which an installment of principal is scheduled to be paid pursuant to Section 2.2.5 unless the aggregate principal amount of all Prime Rate Loans, plus the aggregate principal amount of all BA Rate Loans and Offshore Canadian Loans having Interest Periods that will expire on or before such scheduled installment date, equals or exceeds the amount of the Canadian Loans due on such date.

                  IRS means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

                  Issuance Date - see subsection 4.1(a).

                  Issue means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

                  Issuing Lender means BAI in its capacity as issuer of one or more Letters of Credit hereunder, together with any replacement letter of credit issuer arising under Section 10.9.

                  L/C Advance means each Lender's participation in any L/C Borrowing in accordance with its Pro Rata Share.

                  L/C Amendment Application means an application form for amendment of an outstanding standby letter of credit as shall at any time be in use at the Issuing Lender, as the Issuing Lender shall specify.

                  L/C Application means an application form for issuance of a standby letter of credit as shall at any time be in use by the Issuing Lender, as the Issuing Lender shall specify.

                  L/C Borrowing means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made nor converted into a Borrowing of Loans under subsection 4.3(c).

                  L/C Commitment means the commitment of the Issuing Lender to Issue, and the commitment of the Lenders severally to participate in, Letters of Credit from time to time Issued under Article IV, in an aggregate amount not to exceed on any date U.S. $5,000,000; it being understood that the L/C Commitment is a part of the combined Commitments, rather than a separate, independent commitment.

                  L/C Obligations means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

                  L/C-Related Documents means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document executed by the Company relating to any Letter of Credit.

                  Lender means each financial institution identified on the signature pages hereof and their respective permitted successors and assigns. References to the "Lenders" shall include BAI in its capacity as Issuing Lender; for purposes of clarification only, to the extent that BAI may have any rights or obligations in addition to those of the other Lenders due to its status as Issuing Lender, its status as such will be specifically referenced. The term Lender shall, whenever appropriate, include any branch or affiliate of a Lender which is acting as a Canadian Lender hereunder.

                  Lending Office means, as to any Lender, the office or offices of such Lender (or, in the case of any Canadian Loan, of an Affiliate of such Lender) specified as its "Lending Office" or "Domestic Lending Office" or "Canadian Lending Office", as the case may be, on Schedule 11.2, or such other office or offices as such Lender (or, in the case of any Canadian Loan, of an Affiliate of such Lender) may from time to time specify to the Company and the U.S. Agent (and, with respect to any Canadian Loan, the Canadian Agent).

                  Letter of Credit means any standby letter of credit Issued by the Issuing Lender pursuant to Article IV.

                  Lien means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, but not including the interest of a lessor under an operating lease).

                  Loan or Loans means (a) one or more loans to be made by a Lender to the Company pursuant to Section 2.1 (which may be Base Rate Loans or Offshore U.S. Loans), or (b) one or more loans by a Canadian Lender to VUCI pursuant to Section 2.2 (which may be Prime Rate Loans, BA Rate Loans or Offshore Canadian Loans).

                  Loan Documents means this Agreement, the Notes, the Guaranties, the Collateral Documents, the L/C - Related Documents and all other documents delivered to either Agent or any Lender in connection herewith.

                  Loan Parties means the Company, VUCI and their respective Subsidiaries.

                  Margin Stock means "margin stock" as such term is defined in Regulation G, T, U or X of the FRB.

                  Material Adverse Effect means a material adverse effect on (a) the financial condition, operations, business or assets of the Company and its Subsidiaries taken as a whole or (b) the ability of the Company or any Subsidiary to timely and fully perform any of its payment or other material obligations under this Agreement or any other Loan Document to which it is a party.

                  Mature Store Consolidated Net Income means, with respect to the Company and its Subsidiaries for any period, the net income (or loss) of the Company and its Subsidiaries with respect to Mature Stores for such period (excluding any extraordinary, unusual or non-recurring items of income); provided that there shall be excluded therefrom (i) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary and (ii) any non-cash charges relating to the release of management stock on the date of this Agreement held in escrow.

                  Mature Store  Contribution  means, with respect to any period,
         (x) Mature Store Consolidated Net Income before deducting Mature Store Interest Expense, depreciation, amortization and non-cash rent expense and before any allocation of corporate overhead minus (y) 26% of the revenues of the Company and its Subsidiaries for such period with respect to Mature Stores.

                  Mature Store Contribution Margin means, with respect to any period, an amount equal to (x) Mature Store Contribution for the Computation Period most recently ended, divided by (y) the total revenue of the Company and its Subsidiaries for such period with respect to Mature Stores.

                  Mature Store Interest Expense means, for any period, the consolidated interest expense of the Company and its Subsidiaries with respect to Mature Stores for such period (including all imputed interest on Capital Leases).

                  Mature Stores means stores of the Company and its Subsidiaries which have been owned by the Company or a Subsidiary for a period of thirteen months or longer.

                  Net Worth means the Company's consolidated stockholders' equity.

                  New Store Consolidated Net Income means, with respect to the Company and its Subsidiaries for any period, the net income (or loss) of the Company and its Subsidiaries with respect to New Stores for such period (excluding any extraordinary, unusual or non-recurring items of income); provided that there shall be excluded therefrom the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

                  New Store Contribution means, with respect to any period, (x) New Store Consolidated Net Income before deducting New Store Interest Expense, depreciation, amortization and non-cash rent expense and before any allocation of corporate overhead minus (y) 26% of the revenues of the Company and its Subsidiaries for such period with respect to New Stores.

                  New Store Contribution Margin means, with respect to any period, an amount equal to (x) New Store Contribution for the Computation Period most recently ended, divided by (y) the total revenue of the Company and its Subsidiaries for such period with respect to New Stores.

                  New Store Interest Expense means, for any period, the consolidated interest expense of the Company and its Subsidiaries with respect to New Stores for such period (including all imputed interest on Capital Leases).

                  New Stores means stores of the Company and its Subsidiaries which have been owned by the Company or a Subsidiary for a period of less than thirteen months.

                  Non-Canadian Lender means each Lender which is not (and has not designated an Affiliate as) a Canadian Lender.

                  Note means a promissory note executed by a Borrower in favor of a Lender pursuant to subsection 2.2(b), in substantially the form of Exhibit G-1 or G-2, as applicable.

                  Notice of Canadian Borrowing means a notice in substantially the form of Exhibit A-2.

                  Notice of Conversion/Continuation means a notice in substantially the form of Exhibit B-1 (in the case of a notice pursuant to Section 2.1.3) or Exhibit B-2 (in the case of a notice pursuant to
         Section 2.2.3).

                  Notice of U.S. Borrowing means a notice in substantially the form of Exhibit A-1.

                  Obligations means all advances, debts, liabilities, obligations, covenants and duties arising under this Agreement or any other Loan Document owing by either Borrower to any Lender, either Agent or any Indemnified Person, whether absolute or contingent, due or to become due, or now existing or hereafter arising.

                  Offshore Canadian Loan means any Canadian Loan that bears interest based on the Offshore Rate.

                  Offshore Rate means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward, if necessary, to the next 1/16th of 1%) determined by the Applicable Agent as follows:

                  (a) In the case of Offshore U.S. Loans:

                  Offshore Rate = LIBOR
                      1.00 - Eurodollar Reserve Percentage

         where,

                           Eurodollar  Reserve  Percentage means for any day for
                  any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities").

                           LIBOR  means  the  rate  at  which  deposits  in U.S.
                  Dollars in the approximate amount of the Offshore U.S. Loan of BAI included in such Borrowing, and having a maturity comparable to such Interest Period, are offered by BAI to major banks in the London eurocurrency market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.

                  (b) In the case of Offshore Canadian Loans:

                  Offshore Rate = Canadian LIBOR
                  1.00 - Canadian Eurodollar Reserve Percentage

         where,

                           Canadian  Eurodollar Reserve Percentage means for any
                  day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Lender) under regulations issued from time to time by the Bank of Canada or any other relevant Governmental Authority in Canada for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding.

                           Canadian  LIBOR  means the rate at which  deposits in
                  Canadian Dollars in the approximate amount of the Offshore Canadian Loan of BAC comprising such Borrowing, and having a maturity comparable to such Interest Period, are offered by BAC to major banks in the London eurocurrency market at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period.


                  Offshore Rate Loan means any Offshore U.S. Loan or any Offshore Canadian Loan.

                  Offshore U.S. Loan means any U.S. Dollar Loan that bears interest based on the Offshore Rate.

                  Organization Documents means (i) for any corporation, the certificate or articles of incorporation, the memorandum and the articles, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation, (ii) for any partnership or joint venture, the partnership or joint venture agreement and any other organizational document of such entity, (iii) for any limited liability company, the certificate or articles of organization, the operating agreement and any other organizational document of such limited liability company,
         (iv) for any trust, the declaration of trust, the trust agreement and any other organizational document of such trust and (v) for any other entity, the document or agreement pursuant to which such entity was formed and any other organizational document of such entity.

                  Other Taxes means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

                  Parent Guaranty - see subsection 6.1(j).

                  Participant - see subsection 11.8(c).

                  Payment Office means (i) in respect of payments in U.S. Dollars, the address for payments set forth on Schedule 11.2 for the U.S. Agent or such other address as the U.S. Agent may from time to time specify in accordance with Section 11.2 and (ii) in the case of payments in Canadian Dollars, the address for payments set forth on
         Schedule 11.2 for the Canadian Agent or such other address as the Canadian Agent may from time to time specify in accordance with Section 11.2.

                  PBGC means the Pension Benefit Guaranty Corporation and any entity succeeding to any of its principal functions under ERISA.

                  Pension Plan means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which the Company or any corporation, trade or business that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in section 414 of the Code, or section 4001 of ERISA, may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

                  Person means an individual, partnership,  corporation, limited
         liability  company,   business  trust,  joint  stock  company,   trust,
         unincorporated association, joint venture or Governmental Authority.

                  Preferred Stock means, as applied to any corporation, shares of such corporation that shall be entitled to preference or priority over any other shares of such corporation in respect of either the payment of dividends or the distribution of assets upon liquidation, or both.

                  Prime Rate means, for any day, the per annum rate of interest in effect for such day as publicly announced from time to time by BAC in Toronto, Ontario as its "prime rate." (The "prime rate" is a rate set by BAC based upon various factors including BAC's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by BAC shall take effect at the opening of business on the day specified in the public announcement of such change.

                  Prime Rate Loan means a Canadian Loan that bears interest based on the Prime Rate.

                  Pro Rata Share means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of

                           (a) prior to termination of the  Commitments (i) such
                  Lender's Commitment divided by (ii) the combined Commitments of all Lenders, or

                           (b) after  termination  of the  Commitments,  (i) the
                  aggregate principal amount of such Lender's U.S. Dollar Loans plus (without duplication) the direct (after subtracting all amounts which have been participated) or participation interest of such Lender in the aggregate Dollar Equivalent principal amount of all Canadian Loans and the Effective Amount of all L/C Obligations, divided by (ii) the aggregate Dollar Equivalent principal amount of all Loans plus (without duplication) the Effective Amount of all L/C Obligations.

                  Replacement Lender - see Section 5.7.

                  Required Lenders means (a) at any time prior to the Revolving Termination Date, Lenders then holding at least 66-2/3 % of the amount of the combined Commitments and (b) otherwise, Lenders then holding at least 66-2/3% of the then aggregate unpaid principal Dollar Equivalent amount of the Loans and the Effective Amount of the L/C Obligations (it being understood that, for purposes of this clause (b), the principal amount of each Lender's Loans shall be deemed to be (i) in the case of any Non-Canadian Lender, increased by such Lender's participations in the Canadian Loans pursuant to Section 2.2.6 (whether funded or unfunded), except to the extent such Lender shall not have funded such participations as required pursuant to Section 2.2.6, and (ii) in the case of any Canadian Lender, decreased by the amount of the participations of all other Lenders in its Canadian Loans (whether funded or unfunded), except to the extent any such other Lender shall not have funded such participations as required pursuant to Section 2.2.6).

                  Requirement of Law means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  Revolving Termination Date means the earlier to occur of:


                           (a) February 10, 1998 (or such later date to which the Revolving Termination Date shall be extended pursuant to
                  Section 2.11); and

                           (b) the date on which the  Commitments  terminate  in
                  accordance with the provisions of this Agreement.

                  Same Day Funds means (i) with respect to disbursements and payments in U.S. Dollars, immediately available funds, and (ii) with respect to disbursements and payments in Canadian Dollars, same day or other funds as may be determined by the Applicable Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Canadian Dollars.

                  SEC means the Securities and Exchange Commission.

                  Spot Rate for a currency means the rate quoted by BAI as the spot rate for the purchase by BAI of such currency with another currency in accordance with its customary procedures at approximately 10:00 a.m. (Chicago time) on the date two Business Days prior to the date as of which the foreign exchange computation is made.

                  Subordinated Debt means Debt of the Company having maturities and other terms, and which is subordinated to the obligations of the Company hereunder in a manner, satisfactory to the Agents and the Lenders.

                  Subsidiary of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by such Person, or by one or more of the Subsidiaries of such Person, or by a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Company.

                  Suretyship  Liability  means  any  agreement,  undertaking  or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to or otherwise to invest in a debtor, or otherwise to assure a creditor against loss) any indebtedness, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Suretyship Liability shall (subject to any limitation set forth therein) be deemed to be the principal amount of the debt, obligation or other liability guaranteed thereby.

                  Taxes means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agents, such taxes (including income taxes or franchise taxes) as are imposed on or measured by such Lender's or such Agent's, as the case may be, net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or such Agent, as the case may be, is organized or maintains a lending office.

                  Type of Loan means (a) in the case of U.S. Dollar Loans, a Base Rate Loan or an Offshore U.S. Loan and (b) in the case of Canadian Loans, a Prime Rate Loan, an Offshore Canadian Loan or a BA Rate Loan.

                  United States and U.S. each means the United States of America.

                  Unmatured Event of Default means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  U.S. Agent means BAI in its capacity as agent hereunder and under the other Loan Documents, as provided in Article X, and any successor U.S. Agent arising under Section 10.9.

                  U.S. Borrowing means a Borrowing hereunder consisting of U.S. Dollar Loans made by the Lenders ratably according to their respective Pro Rata Shares.

                  U.S. Dollar Loans means any Base Rate Loan or Offshore U.S. Loan made to the Company under Section 2.1 of this Agreement.

                  U.S. Dollars and U.S. $ each means lawful money of the United States.

                  U.S. Federal Funds Rate means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the U.S. Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the U.S. Agent.

                  U.S. Subsidiary Guarantor means (a) as of the Closing Date, Tinseltown Video, Inc. and (b) thereafter, Tinseltown Video, Inc. and each other Person which from time to time executes and delivers a counterpart of the U.S. Subsidiary Guaranty.

                  U.S. Subsidiary Guaranty - see Section 6.1(d).

                  U.S. Security Agreement - see Section 6.1(f).

                  VUCI - see the introductory clause hereto.

                  VUCI Pledge Agreement - see Section 6.1(i).

                  Weighted Average Age of New Stores means, with respect to any period, the sum of the following for all New Stores as calculated with respect to each New Store: (x) (i) the revenue of the Company and its Subsidiaries for such period with respect to such New Store divided by
         (ii) the total revenue of the Company and its Subsidiaries for such period with respect to all New Stores multiplied by (y) the number of months that such New Store has been owned by the Company or any Subsidiary.

                  Welfare Plan means an "employee welfare benefit plan" as such term is defined in section 3(1) ERISA.

         1.2  Other Interpretive Provisions.

                  (a) The meanings of defined terms are equally applicable to the singular and plural forms of such terms.

                  (b) Section, Subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                  (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding"; and the word "through" means "to and including."

                  (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

                  (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

                  (f) This Agreement may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

                  (g) This Agreement is the result of negotiations among and has been reviewed by counsel to the Agents, the Borrowers and the other parties, and is the product of all parties. Accordingly, this Agreement shall not be construed against the Lenders or the Agents merely because of the Lenders' or the Agents' involvement in their preparation.

         1.3  Accounting Principles.

                  (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all
financial   computations  required  under  this  Agreement  shall  be  made,  in accordance with GAAP, consistently applied; provided that if the Company notifies the U.S. Agent that the Company wishes to amend any covenant in Article VIII to eliminate the effect of any change in GAAP on the operation of such covenant (or if the U.S. Agent notifies the Company that the Required Lenders wish to amend Article VIII for such purpose), then the Company's compliance with such covenant shall be determined on the basis of GAAP in effect immediately before the relevant change in GAAP became effective, until either such notice is withdrawn or such covenant is amended in a manner satisfactory to the Company and the Required Lenders. The definitions of "Mature Store Interest Expense" and "New Store Interest Expense" shall be determined in the same manner as customarily calculated and determined prior to the date of this Agreement in reports delivered to BAI by the Company pursuant to the credit facility between BAI and the Company in existence immediately prior to the date of this Agreement.

                  (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.


                                   ARTICLE II

                                   THE CREDITS
                                   -----------

         2.1  U.S. Borrowings.

         2.1.1 Commitments to Make U.S. Loans. Each Lender severally agrees, on the terms and conditions set forth herein, to make U.S. Dollar Loans to the Company from time to time, on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding such Lender's Pro Rata Share of the amount of the combined Commitments, provided that, after giving effect to any Borrowing of U.S. Dollar Loans, the aggregate principal amount of all U.S. Dollar Loans plus the aggregate principal Dollar Equivalent amount of all Canadian Loans plus the Effective Amount of all L/C Obligations shall not exceed the amount of the combined Commitments; and provided, further, that the aggregate principal amount of the U.S. Dollar Loans of any Lender plus such Lender's Pro Rata Share of the aggregate Dollar Equivalent amount of all Canadian Loans plus the participation of such Lender in the Effective Amount of all L/C Obligations shall not at any time exceed such Lender's Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company may borrow under this
Section 2.1.1, prepay under Section 2.1.4 and reborrow under this Section 2.1.1.

         2.1.2 Procedure for U.S. Borrowing. (a) Each Borrowing of U.S. Dollar Loans shall be made upon the Company's irrevocable written notice delivered to the U.S. Agent in the form of a Notice of U.S. Borrowing, which notice must be received by the U.S. Agent prior to 11:00 a.m. (Chicago time) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore U.S. Loans, and (ii) on the requested Borrowing Date, in the case of Base Rate Loans, specifying:

                     (A) the amount of such Borrowing, which
         shall be in the amount of U.S. $2,500,000 or a higher integral multiple of U.S. $500,000, in the case of Offshore U.S. Loans, and U.S. $1,000,000 or a higher integral multiple of U.S.
                    $500,000, in the case of Base Rate Loans;

                     (B) the requested Borrowing Date, which
                            shall be a Business Day;

                                    (C)  the  Type  of  Loans   comprising  such
                  Borrowing; and

                                    (D) in the case of Offshore U.S. Loans,  the
                  duration of the Interest Period therefor.

                  (b) The U.S. Agent will promptly notify each Lender of its receipt of any Notice of U.S. Borrowing and of the amount of such Lender's Pro Rata Share of such U.S. Borrowing.

                  (c) Each Lender will make the amount of its Pro Rata Share of each U.S. Borrowing available to the U.S. Agent for the account of the Company at the U.S. Agent's Payment Office by 2:00 p.m. (Chicago time) on the Borrowing Date requested by the Company in funds immediately available to the U.S. Agent. The proceeds of all Loans will then be made available to the Company by the U.S. Agent at such office by crediting an account of the Company maintained with BAI with the aggregate of the amounts made available to the U.S. Agent by the Lenders in like funds as received by the U.S. Agent.

                  (d) After giving effect to any Borrowing, there may not be more than six different Interest Periods in effect for all U.S. Borrowings.

         2.1.3 Conversion and Continuation Elections for U.S. Borrowings. (a) The Company may, upon irrevocable written notice to the U.S. Agent in accordance with subsection 2.2.3(b):

                           (i) elect to convert, on any Business Day, any Base Rate Loans (in an aggregate minimum amount of U.S. $2,500,000 or a higher integral multiple of U.S. $500,000) into Offshore U.S. Loans;

                           (ii) elect to convert, on the last day of the applicable Interest Period, any Offshore U.S. Loans (or any part thereof in an aggregate minimum amount of U.S. $1,000,000 or a higher integral multiple of U.S. $500,000) into Base Rate Loans; or

                           (iii) elect to continue, as of the last day of the applicable Interest Period, any Offshore U.S. Loans having Interest Periods expiring on such day (or any part thereof in an aggregate minimum amount of U.S. $2,500,000 or a higher integral multiple of U.S. $500,000);

provided that if at any time the aggregate amount of Offshore U.S. Loans in respect of any U.S. Borrowing shall have been reduced, by payment, prepayment, or conversion of part thereof, to be less than U.S. $2,500,000, such Offshore U.S. Loans shall automatically convert into Base Rate Loans.

                  (b) The Company shall deliver a Notice of Conversion/Continuation to be received by the U.S. Agent not later than 11:00 a.m. (Chicago time) at least (i) three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Offshore U.S. Loans; and (ii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                                    (A)  the  proposed   Conversion/Continuation
                  Date;

                     (B) the aggregate amount of U.S. Dollar
                       Loans to be converted or continued;

                   (C) the Type of U.S. Dollar Loans resulting
                from the proposed conversion or continuation; and

                                    (D)  other  than in the case of  conversions
                  into Base Rate Loans, the duration of the requested Interest Period.

                  (c) If upon the expiration of any Interest Period applicable to Offshore U.S. Loans, the Company has failed to select timely a new Interest Period to be applicable to such Offshore U.S. Loans, the Company shall be deemed to have elected to convert such Offshore U.S. Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

                  (d) The U.S. Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation or, if no timely notice is provided by the Company, the U.S. Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the U.S. Dollar Loans held by each Lender with respect to which such notice was given.

                  (e) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, the Company may not elect to have a U.S.
Dollar Loan converted into or continued as an Offshore U.S. Loan.

                  (f) After giving effect to any conversion or continuation of U.S. Dollar Loans, there may not be more than six different Interest Periods in effect for all U.S. Borrowings.

         2.1.4 Optional Prepayments of U.S. Borrowings. Subject to Section 5.4, the Company may, from time to time, ratably prepay any U.S. Dollar Loans in whole or in part, in an aggregate amount of U.S. $2,500,000 or a higher integral multiple of U.S. $500,000 in the case of Offshore U.S. Loans, and an aggregate amount of U.S. $1,000,000 or a higher integral multiple of U.S. $500,000 in the case of Base Rate Loans. The Company shall deliver a notice of prepayment in accordance with Section 11.2 to be received by the U.S. Agent not later than (i) 11:00 a.m. (Chicago time) three Business Days in advance of the prepayment date in the case of Offshore U.S. Loans, and (ii) 11:00 a.m. (Chicago time) on the prepayment date in the case of Base Rate Loans. Each notice of prepayment shall specify the date and amount of such prepayment and the U.S. Dollar Loans to be prepaid. The U.S. Agent will promptly notify each Lender of its receipt of any such notice and of such Lender's Pro Rata Share of such prepayment. If any such notice is given by the Company, the Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore U.S. Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to Section 5.4 with respect to such Offshore U.S. Loans.

         2.1.5 Repayment of U.S. Borrowings. The Company shall repay the principal of the U.S. Dollar Loans outstanding at the close of business on the Revolving Termination Date in 24 consecutive monthly principal installments, payable on the last day of each calendar month commencing with the first such date to occur after the Revolving Termination Date. The first 23 installments shall each be equal to 1/36 of the unpaid principal amount of the U.S. Dollar Loans outstanding on the Revolving Termination Date; and the final installment shall be in the remaining unpaid principal amount of the U.S. Dollar Loans.

         2.2  Canadian Borrowings.

         2.2.1. Canadian Loans. Each Canadian Lender agrees, on the terms and conditions set forth herein, to make Canadian Loans to VUCI from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate principal amount at any one time outstanding not to exceed such Canadian Lender's Canadian Percentage of the aggregate principal amount of all outstanding Canadian Loans of all Canadian Lenders, it being understood that such Canadian Lender's Canadian Loans, when aggregated with such Canadian Lender's (or its related U.S. branch's or affiliate's) other outstanding Loans and (without duplication) the participation of such Canadian Lender (or its related U.S. branch or affiliate) in the Effective Amount of all L/C Obligations, may exceed such Lender's (or its related branch's or affiliate's) Commitment; provided that at no time shall (i) the aggregate principal Dollar Equivalent amount of all Loans plus (without duplication) the Effective Amount of all L/C Obligations exceed the combined Commitments of all Lenders or (ii) the aggregate principal amount of all Canadian Loans exceed the Canadian Commitment. Subject to the other terms and conditions hereof, VUCI may borrow under this Section 2.2.1, prepay pursuant to Section 2.2.4 and reborrow pursuant to this Section 2.2.1 from time to time.

         2.2.2 Procedure for Canadian Borrowings. (a) Each Canadian Borrowing shall be made upon VUCI's irrevocable written notice delivered to each Agent in the form of a Notice of Canadian Borrowing, which notice must be received by the Agents prior to (i) 11:00 a.m. (Chicago time) four Business Days prior to the requested Borrowing Date, in the case of Offshore Canadian Loans; (ii) 11:00 a.m. (Chicago time) three Business Days prior to the requested Borrowing Date, in the case of BA Rate Loans; and
(iii) 11:00 a.m. (Chicago time) one Business Day prior to the requested Borrowing Date, in the case of Prime Rate Loans, specifying:

                           (A) the amount of the Canadian Borrowing, which shall
                  be in an aggregate amount not less than Cdn. $500,000 or a higher integral multiple of Cdn. $100,000;

                           (B) the requested  Borrowing  Date,  which shall be a
                  Business Day;

                           (C)  the  Type  of  Loans   comprising  the  Canadian
                  Borrowing; and

                           (D) in the case of a Borrowing  of Offshore  Canadian
                  Loans or BA Rate Loans, the duration of the Interest Period therefor.

         (b) Upon receipt of a Notice of Canadian Borrowing, the Canadian Agent will promptly notify each Canadian Lender thereof and of the amount of such Canadian Lender's Canadian Percentage of the Canadian Borrowing.

         (c) Each Canadian Lender will make the amount of its Canadian Percentage of each Canadian Borrowing available to the Canadian Agent for the account of VUCI at the Canadian Agent's Payment Office by 11:00 a.m. (Chicago time) on the Borrowing Date requested by VUCI in Same Day Funds. The proceeds of all such Canadian Loans will then be made available to VUCI at such place and in such manner as designated in writing by VUCI to the Canadian Agent in the aggregate amount made available to the Canadian Agent by the Canadian Lenders in like funds as received by the Canadian Agent.

         (d) After giving effect to any Canadian Borrowing, there may not be more than four different Interest Periods in effect in respect of all Canadian Loans then outstanding.

         2.2.3  Conversion and Continuation  Elections for Canadian  Borrowings.
(a) VUCI may, upon irrevocable written notice to the Agents in accordance with subsection 2.2.3(b):

                                    (i) elect,  as of any  Business  Day, in the
                  case of Prime Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Canadian Loans and BA Rate Loans, to convert any Canadian Loans (or any part thereof in an amount not less than Cdn. $500,000 or a higher integral multiple of Cdn. $100,000) into Canadian Loans of another Type; or

                                    (ii)  elect,  as of  the  last  day  of  the
                  applicable Interest Period, to continue any Canadian Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than Cdn. $500,000 or a higher integral multiple of Cdn. $100,000);

provided that if at any time the aggregate amount of Offshore Canadian Loans or BA Rate Loans in respect of any Canadian Borrowing is reduced, by payment, prepayment or conversion of part thereof, to be less than Cdn $500,000, such Offshore Canadian Loans or BA Rate Loans shall automatically convert into Prime Rate Loans.

         (b) VUCI shall deliver a Notice of Conversion/Continuation to be received by the Agents not later than (i) 11:00 a.m. (Chicago time) at least four Business Days prior to the Conversion/Continuation Date, if the Canadian Loans are to be converted into or continued as Offshore Canadian Loans; (ii) 11:00 a.m. (Chicago time) three Business Days prior the Conversion/Continuation Date, if the Canadian Loans are to be converted into or continued as BA Rate Loans; and (iii) 11:00 a.m. (Chicago time) one Business Day prior to the Conversion/Continuation Date, if the Canadian Loans are to be converted into Prime Rate Loans, specifying:

                           (A)  the proposed Conversion/Continuation Date;

                           (B) the  aggregate  amount  of  Canadian  Loans to be
                  converted or renewed;

                           (C) the Type of  Canadian  Loans  resulting  from the
                  proposed conversion or continuation; and

                           (D) other than in the case of conversions  into Prime
                  Rate Loans, the duration of the requested Interest Period.

         (c) If upon the expiration of any Interest Period applicable to Offshore Canadian Loans or BA Rate Loans, VUCI has failed to select timely a new Interest Period to be applicable to such Offshore Canadian Loans or BA Rate Loans, VUCI shall be deemed to have elected to convert such Offshore Canadian Loans or BA Rate Loans into Prime Rate Loans effective as of the expiration date of such Interest Period.

         (d) The Canadian Agent will promptly notify each Canadian Lender of its receipt of a Notice of Conversion/Continuation pursuant to this Section 2.2.3, or, if no timely notice is provided by VUCI, the Canadian Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Canadian Loans held by each Canadian Lender with respect to which the notice was given.

         (e) Unless the Required Lenders otherwise agree, during the existence of an Event of Default or Unmatured Event of Default, VUCI may not elect to have a Canadian Loan converted into or continued as an Offshore Canadian Loan or a BA Rate Loan.

         (f) After giving effect to any conversion or continuation of Canadian Loans, there may not be more than four different Interest Periods in effect in respect of all Canadian Loans together then outstanding.

         2.2.4 Optional Prepayments of Canadian Borrowings. Subject to Section 5.4, VUCI may, from time to time, ratably prepay any Canadian Loans in whole or in part, in an aggregate amount of (Cdn. $500,000 or a higher integral multiple of Cdn. $100,000 in the case of Offshore Canadian Loans or BA Rate Loans, and an aggregate amount of Cdn. $250,000 or a higher integral multiple thereof in the case of Prime Rate Loans. VUCI shall deliver a notice of prepayment in accordance with Section 11.2 to be received by the Agents not later than (i) 11:00 a.m. (Chicago time) four Business Days in advance of the prepayment date in the case of Offshore Canadian Loans or BA Rate Loans, and (ii) 11:00 a.m. (Chicago time) one Business Day in advance of the prepayment date in the case of Prime Rate Loans. Each notice of prepayment shall specify the date and amount of such prepayment and the Canadian Loans to be prepaid. The Canadian Agent will promptly notify each Canadian Lender of its receipt of any such notice and of such Canadian Lender's Canadian Percentage of such prepayment. If any such notice is given by VUCI, VUCI shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with, in the case of Offshore Canadian Loans and BA Rate Loans, accrued interest to such date on the amount prepaid and any amounts required pursuant to
Section 5.4.

         2.2.5 Repayment of Canadian Borrowings. VUCI shall repay the principal amount of the Canadian Loans outstanding at the close of business on the Revolving Termination Date in 24 consecutive monthly principal installments, payable on the first day of each calendar month commencing with the first such date to occur after the Revolving Termination Date. The first 23 installments shall each be equal to 1/36 of the unpaid principal amount of the Canadian Loans outstanding on the Revolving Termination Date; and the final installment shall be the remaining unpaid principal amount of the Canadian Loans.

         2.2.6 Participations in Canadian Loans. (a) Each Non-Canadian Lender agrees that it shall at all times have a participation in, and acknowledges that it is irrevocably and unconditionally obligated, upon receipt of notice that the U.S. Agent has received a Canadian Participation Funding Notice, to fund (or to cause an Affiliate to fund) its participation in, each outstanding Canadian Loan in an amount equal to its Pro Rata Share of the amount of such Canadian Loan.

                  (b) The U.S. Agent shall promptly notify the Canadian Agent and each Non- Canadian Lender of its receipt of a Canadian Participation Funding Notice. Promptly upon receipt of such Notice, each Non-Canadian Lender shall (or shall cause an Affiliate to) make available to the Canadian Agent for the account of the Canadian Lenders an amount in Canadian Dollars and in Same Day Funds equal to its Pro Rata Share of all outstanding Canadian Loans. If any Non-Canadian Lender so notified fails to make available to the Canadian Agent for the account of the Canadian Lenders the full amount of such Non- Canadian Lender's participations in all Canadian Loans by 12:00 noon (Chicago time) on the Business Day following its receipt of such notice from the U.S. Agent (or two Business Days following receipt of such notice if such notice is received after 12:00 noon (Chicago time) on any Business Day), then interest shall accrue on such Non-Canadian Lender's obligation to fund such participations, from the date such obligation became due to the date such Non- Canadian Lender pays such obligations in full, at a rate per annum equal to the Canadian Cost of Funds in effect from time to time during such period. The Canadian Agent shall promptly distribute to each Canadian Lender an amount equal to its applicable share of the amount received from any Lender to fund its participation in the Canadian Loans of such Canadian Lender together with its applicable share of any interest received from any Lender pursuant to the previous sentence, in the same funds as those received by the Canadian Agent.

                  (c) From and after the date on which the Canadian Agent has received notice from the U.S. Agent of its receipt of a Canadian Participation Funding Notice, all funds received by the Canadian Agent in payment of the Canadian Loans, interest thereon and other amounts payable thereon shall be distributed by the Canadian Agent, in the same funds as those received by the Canadian Agent, to all Lenders in accordance with their respective Pro Rata Shares (i.e., giving effect to the funding of participations pursuant to this Section 2.2.6), except that the Pro Rata Share of such funds of any Non-Canadian Lender that has not funded its participations as provided herein shall be distributed ratably to the Canadian Lenders.

                  (d) If either Agent or any Canadian Lender is required at any time to return to either Borrower, or to a trustee, receiver, liquidator or custodian, or any official in any Insolvency Proceeding, any portion of any payment made by such Borrower to such Agent in respect of any Canadian Loan or interest or fee thereon, each Non-Canadian Lender shall, on demand of either Agent, forthwith return to the Canadian Agent for the account of the applicable Canadian Lender the amount of its Pro Rata Share of the amount so returned by either Agent or such Canadian Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the Canadian Agent, at a rate per annum equal to the Canadian Cost of Funds from time to time in effect.

                  (e) The Required Lenders, the Canadian Lenders and the Agents may agree on any other reasonable method (such as making assignments of Canadian Loans) for sharing the risks of Canadian Loans ratably among all Lenders according to their Pro Rata Shares so long as such method does not materially disadvantage the Borrowers or any Lender.

         2.2.7  Canadian Participation Obligations Unconditional.

                  (a) Each Non-Canadian Lender's obligation to purchase participation interests in Canadian Loans pursuant to Section 2.2.6 shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (a) any set-off, counterclaim, recoupment, defense or other right which such Non-Canadian Lender may have against the Canadian Agent, any Canadian Lender, either Borrower or any other Person for any reason whatsoever; (b) the occurrence or continuance of an Event of Default or an Unmatured Event of Default; (c) any adverse change in the condition (financial or otherwise) of either Borrower or any other Person; (d) any breach of this Agreement by either Borrower or any other Lender; (e) any inability of VUCI to satisfy the conditions precedent to borrowing set forth in this Agreement on the date upon which any participation interest in any Canadian Loan is to be purchased; or (f) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                  (b) Notwithstanding the provisions of clause (a) above, no Non-Canadian Lender shall be required to purchase a participation interest in a Canadian Loan pursuant to Section 2.2.6 if, prior to the making by the Canadian Lenders of such Canadian Loan, the Canadian Lenders received written notice from either Agent or any Lender specifying that such Agent or such Lender believed in good faith that one or more of the conditions precedent to the making of such Canadian Loan were not satisfied and, in fact, such conditions precedent were not satisfied at the time of the making of such Canadian Loan.

         2.3 Voluntary Termination or Reduction of Commitments. (a) The Company may, upon not less than five Business Days' prior notice to the U.S. Agent, terminate the Commitments in full or permanently reduce the Commitments by an aggregate Dollar Equivalent amount of U.S. $2,500,000 or a higher integral multiple of U.S. $500,000; unless, after giving effect thereto and to any prepayment of Loans made on the effective date thereof, the aggregate principal amount of all U.S. Dollar Loans plus the aggregate principal Dollar Equivalent amount of all Canadian Loans plus the Effective Amount of all L/C Obligations would exceed the amount of the Commitments. Any reduction of the Commitments shall be applied to each Lender according to its Pro Rata Share.

                  (b) If, after giving effect to any reduction of the Commitments pursuant to clause (a) above, the Canadian Commitment would exceed the amount of the combined Commitments, the Canadian Commitment shall be automatically and immediately reduced to the amount of the combined Commitments.

         2.4 Interest. (a) Each U.S. Dollar Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be, plus the Applicable Margin. Each Canadian Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate, the BA Rate or the Prime Rate, as the case may be, plus the Applicable Margin.

                  (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date therefor. Interest also shall be paid on the date of any prepayment of Offshore Rate Loans under Section 2.1.4 or 2.2.4 for the portion of the Loans so prepaid.

                  (c) Notwithstanding subsections (a) and (b) of this Section, if any amount of principal of any Loan is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), each Borrower agrees, to the extent permitted by applicable law, to pay interest on such unpaid principal from the date such amount becomes due until the date such amount is paid in full, after as well as before any entry of judgment thereon, payable on demand, at a rate per annum equal to (i) in the case of principal due in respect of any Loan prior to the end of an Interest Period applicable thereto, the rate otherwise applicable to such Loan plus 2%, and (ii) in the case of any other amount, (x) in the case of a U.S. Dollar Loan, the Base Rate from time to time in effect plus the Applicable Margin plus 2%, and (y) in the case of a Canadian Dollar Loan, the Prime Rate from time to time in effect plus the Applicable Margin plus 2%.

                  (d) Anything herein to the contrary notwithstanding, the obligations of the Borrowers to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the applicable Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

         2.5  Fees.  In addition to certain fees described in Section 4.8:

                  (a) Agency Fees. The Company shall pay agency fees to the U.S. Agent for the U.S. Agent's own account as agreed from time to time between the Company and the U.S. Agent.

                  (b) Non-Use Fees. The Company shall pay to the U.S. Agent for the account of each Lender a non-use fee computed at the applicable rate per annum set forth in Schedule 1.1B multiplied by the average daily amount of such Lender's unused Commitment, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter (or, if earlier, the Revolving Termination
Date) as calculated by the U.S. Agent. Such non-use fee shall accrue from the date of the execution and delivery of this Agreement to the Revolving Termination Date and shall be due and payable quarterly in arrears on the last Business Day of each calendar quarter, with the final payment to be made on the Revolving Termination Date.

                  (c) Upfront Fees. The Company shall pay to the U.S. Agent for the account of each Lender an upfront fee in the amount previously agreed to by such Lender and the Agents. Such upfront fee shall be paid on the Closing Date.

         2.6 Computation of Fees and Interest. (a) All computations of interest on Base Rate Loans when the Base Rate is determined by BAI's "reference rate" and on Prime Rate Loans and BA Rate Loans shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of interest and fees shall be made on the basis of a 360-day year and actual days elapsed (which results in more interest and fees being paid than if computed on the basis of a 365-day year). Interest and fees shall accrue during each period during which interest or fees are computed from the first day thereof to the last day thereof.

         (b) Each determination of an interest rate or a Dollar Equivalent amount by the Applicable Agent shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Applicable Agent will, at the request of the applicable Borrower or any Lender, deliver to such Borrower or such Lender, as the case may be, a statement showing the quotations used by such Agent in determining any interest rate or Dollar Equivalent amount.

         (c) For the purposes of the Interest Act (Canada), where any rate of interest is stated herein to be calculated on the basis of a 360-day year, the annual rate of interest to which such stated rate is equivalent is such stated rate, multiplied by the number of days in the year (being 365 or 366, as the case may be), and divided by 360.

         2.7 Payments by the Borrowers. (a) All payments to be made by the Borrowers shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrowers shall be made to the Applicable Agent for the account of the Lenders at the applicable Payment Office and (i) with respect to principal of, interest on and any other amount relating to any Canadian Loan, shall be made in Canadian Dollars, and (ii) with respect to all other amounts payable hereunder, shall be made in U.S. Dollars. Such payments shall be made in Same Day Funds and (x) in the case of Canadian Dollar payments, no later than 11:00 a.m. (Chicago time) on the date specified herein and (y) in the case of U.S. Dollar payments, no later than 11:00 a.m. (Chicago time) on the date specified herein. The Applicable Agent will promptly distribute to each Lender its Pro Rata Share (or its Canadian Percentage or other applicable share as expressly provided in Section 2.2.6 or elsewhere herein) of such payment in like funds as received. Any payment received by an Agent later than the time specified in clause (x) or (y) above, as applicable, shall be deemed to have been received on the following Business Day, and any applicable interest shall continue to accrue.

                  (b) Whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                  (c) Unless the Applicable Agent receives notice from the applicable Borrower prior to the date on which any payment is due to the Lenders (or any of them) that such Borrower will not make such payment in full as and when required, such Agent may assume that such Borrower has made such payment in full to such Agent on such date in Same Day Funds and such Agent may (but shall not be required to), in reliance upon such assumption, distribute to each applicable Lender on such date the amount then due such Lender. If and to the extent the applicable Borrower has not made such payment in full to such Agent, each applicable Lender shall repay to such Agent on demand such amount distributed to such Lender, together with interest thereon at (i) in the case of a payment in Canadian Dollars, the Canadian Cost of Funds, and (ii) in the case of a payment in U.S. Dollars, the U.S. Federal Funds Rate, in each case for each day from the date such amount is distributed to such Lender until the date repaid.

         2.8 Payments by the Lenders to the Agents. (a) Unless the Applicable Agent receives notice from a Lender at least one Business Day prior to the date of any Borrowing that such Lender will not make available as and when required hereunder to such Agent for the account of the applicable Borrower the amount of that Lender's Pro Rata Share (in the case of U.S. Dollar Borrowing) or Canadian Percentage (in the case of Canadian Borrowing) of such Borrowing, as applicable, such Agent may assume that such Lender has made such amount available to such Agent in Same Day Funds on the Borrowing Date and such Agent may (but shall not be required to), in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to such Agent in Same Day Funds and such Agent in such circumstances has made available to the applicable Borrower such amount, such Lender shall on the Business Day following such Borrowing Date make such amount available to such Agent, together with interest at (i) in the case of a Canadian Dollar Loan, the Canadian Cost of Funds, and (ii) in the case of a U.S. Dollar Loan, at the U.S. Federal Funds Rate, in each case for each day during such period. A notice of either Agent submitted to any Lender with respect to amounts owing under this subsection (a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Applicable Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Applicable Agent on the Business Day following the Borrowing Date, such Agent will notify the Company of such failure to fund and, upon demand by such Agent, the Company shall pay (or, if applicable, shall cause VUCI to pay) such amount to such Agent for such Agent's account, together with interest thereon for each day elapsed since the date of such U.S. Dollar Borrowing or Canadian Borrowing, at a rate per annum equal to the interest rate applicable at the time to the U.S. Dollar Loans or Canadian Loans, as the case may be, comprising such Borrowing.

                  (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of its obligation hereunder
(if any) to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

         2.9 Sharing of Payments, Etc. If, other than as expressly provided elsewhere herein, any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of offset, enforcement of security or otherwise) on account of principal of or interest on any Loan or any participation therein, its participation in any Letter of Credit or any fees in excess of the share of payments and other recoveries (exclusive of payments or recoveries under Article V) in excess of its Pro Rata Share (or other share contemplated hereunder), such Lender shall immediately (a) notify the Agents of such fact and (b) purchase from the other Lenders, in a manner to be reasonably specified by the Agents, such participations in the Loans held by them (and, if applicable, such sub-participations in the Canadian Loans and the Letters of Credit) as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery pro rata with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Each Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation. The Agents will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.

         2.10 Currency Exchange Fluctuations. (a) The U.S. Agent will determine the Dollar Equivalent amount of (i) any Canadian Loans as of the requested Borrowing Date therefor and any Conversion/Continuation Date therefor and (ii) each outstanding Borrowing of Canadian Loans as of the last Business Day of each month (and, in each case, the amount so determined shall be deemed for all purposes of this Agreement to be the Dollar Equivalent amount of the applicable Loans until the next Computation Date for such Loans).

         (b) If on any Computation Date the aggregate Dollar Equivalent of all outstanding Loans plus the aggregate Effective Amount of all L/C Obligations exceeds the combined Commitments, one or more of the Borrowers shall immediately prepay one or more Loans in an amount sufficient to eliminate such excess.

         2.11 Extension of Revolving Termination Date. The Company, the Agents and the Lenders hereby agree that:

         (a) at least 45 but not more than 60 days before the then-scheduled Revolving Termination Date, the Company may, by delivery of a written request to the U.S. Agent, request that the Lenders extend the Revolving Termination Date for one additional year.

         (b) Upon receipt of such notification from the Company, the Lenders may, in their sole discretion, agree to extend the Revolving Termination Date for one year. Nothing in this Section 2.11 shall commit any Lender to agree to any extension of the Revolving Termination Date, or limit the complete discretion of the Lenders in responding to any such extension request. Within 30 days of its receipt of any extension request from the Company, each Lender will notify the U.S. Agent as to its decision to extend the Revolving Termination Date and the U.S. Agent shall then notify the Company as to such decision. If any Lender shall not so notify the U.S. Agent within the time period specified above, such Lender shall be deemed not to have consented to such request.


                                   ARTICLE III

                              LOAN ACCOUNTS; NOTES
                              --------------------

         3.1 Loan Accounts. The Loans made by each Lender and the Letters of Credit Issued by the Issuing Lender shall be evidenced by one or more accounts or records maintained by the applicable Agent, such Lender or the Issuing Lender, as the case may be, in the ordinary course of business. The accounts or records maintained by the U.S. Agent (and, in the case of Canadian Loans, the Canadian Agent), the Issuing Lender and each Lender shall be conclusive (absent manifest error) as to the amount of the Loans made by the Lenders to the Borrowers and the Letters of Credit Issued for the account of the Company, and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligations of the Borrowers hereunder to pay any amount owing with respect to any Loan or any Letter of Credit.

         3.2 Notes. Upon the request of any Lender made through the U.S. Agent, the Loans made by such Lender to either Borrower may be evidenced by one or more Notes issued by such Borrower, instead of loan accounts. Each such Lender may endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the applicable Borrower with respect thereto, and such Lender's record shall be conclusive (absent manifest error); provided that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the applicable Borrower hereunder or under any such Note to such Lender.

                                   ARTICLE IV

                              THE LETTERS OF CREDIT
                              ---------------------

         4.1 The Letter of Credit Subfacility. (a) On the terms and conditions set forth herein, (i) the Issuing Lender agrees, (A) from time to time, on any Business Day during the period from the Closing Date to the Revolving Termination Date, to issue Letters of Credit for the account of the Company, and to amend or renew Letters of Credit previously issued by it, in accordance with subsections 4.2(c) and (d), and (B) to honor properly drawn drafts under the Letters of Credit issued by it; and (ii) the Lenders severally agree to participate in Letters of Credit Issued for the account of the Company; provided that the Issuing Lender shall not be obligated to Issue, and no Lender shall be obligated to participate in, any Letter of Credit if as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the Effective Amount of all L/C Obligations plus the aggregate principal Dollar Equivalent amount of all Loans exceeds the amount of the combined Commitments; (2) the participation of such Lender in the Effective Amount of all L/C Obligations plus (without duplication) the outstanding principal amount of the U.S. Dollar Loans of such Lender plus such Lender's Pro Rata Share of the aggregate outstanding principal Dollar Equivalent amount of all Canadian Loans exceeds such Lender's Commitment; or (3) the Effective Amount of all L/C Obligations exceeds the L/C Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Company's ability to obtain Letters of Credit shall be fully revolving, and, accordingly, the Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

                  (b) The Issuing Lender shall be under no obligation to Issue any Letter of Credit if:

                           (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Lender in good faith deems material to it;

                           (ii) the Issuing Lender has received written notice from any Lender, the U.S. Agent or the Company, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in Article VI is not then satisfied;

                           (iii) the expiry date of any requested Letter of Credit is more than two years after the Revolving Termination Date, unless all of the Lenders have approved such expiry date in writing;

                           (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Lender, or the Issuance of a Letter of Credit shall violate any applicable policy of the Issuing Lender;

                           (v) such Letter of Credit is denominated in a currency other than U.S. Dollars; or

                           (vi) such Letter of Credit is not a standby letter of credit.

         4.2 Issuance, Amendment and Renewal of Letters of Credit. (a) Each Letter of Credit shall be irrevocable and shall be issued upon the written request of the Company received by the Issuing Lender (with a copy sent by the Company to the U.S. Agent) at least five days (or such shorter time as the Issuing Lender and the U.S. Agent may agree in a particular instance in their sole discretion) prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Lender: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit;
(iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Issuing Lender may reasonably require.

                  (b) At least two Business Days prior to the Issuance of any Letter of Credit, the Issuing Lender will confirm with the U.S. Agent (by telephone or in writing) that the U.S. Agent has received a copy of the L/C Application or L/C Amendment Application from the Company and, if not, the Issuing Lender will provide the U.S. Agent with a copy thereof. Unless the Issuing Lender has received, on or before the Business Day immediately preceding the date on which the Issuing Lender is to issue a requested Letter of Credit,
(A) notice from the U.S. Agent directing the Issuing Lender not to issue such Letter of Credit because such issuance is not then permitted under subsection 4.1(a) as a result of the limitations set forth in clause (1), (2) or (3) thereof or (B) a notice described in subsection 4.1(b)(ii), then, subject to the terms and conditions hereof, the Issuing Lender shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Lender's usual and customary business practices.

                  (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Termination Date, the Issuing Lender will, upon the written request of the Company received by the Issuing Lender (with a copy sent by the Company to the U.S. Agent) at least five days (or such shorter time as the Issuing Lender and the U.S. Agent may agree in a particular instance in their sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of such Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Lender may require. The Issuing Lender shall not have any obligation to amend any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                  (d) The Issuing Lender and the Lenders agree that, while any Letter of Credit is outstanding and prior to the Revolving Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Lender (with a copy sent by the Company to the U.S. Agent) at least five days (or such shorter time as the Issuing Lender and the U.S. Agent may agree in a particular instance in their sole discretion) prior to the proposed date of notification of renewal, the Issuing Lender shall be entitled to authorize the automatic renewal of any Letter of Credit. Each such request for renewal of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of an L/C Amendment Application, and shall specify in form and detail satisfactory to the Issuing Lender: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of such Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of such Letter of Credit (which, unless all Lenders otherwise consent, shall be prior to the Revolving Termination Date); and (iv) such other matters as the Issuing Lender may reasonably require. The Issuing Lender shall be under no obligation to renew any Letter of Credit if: (A) the Issuing Lender would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit. If any outstanding Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Lender that such Letter of Credit shall not be renewed, and if at the time of renewal such Issuing Lender would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this subsection 4.2(d) upon the request of the Company but the Issuing Lender shall not have received any L/C Amendment Application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Lender shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Lenders hereby authorize such renewal, and, accordingly, such Issuing

Lender shall be deemed to have received an L/C Amendment Application from the Company requesting such renewal.

                  (e) The Issuing Lender may (to the extent permitted under the applicable Letter of Credit), at its election (or as required by the U.S. Agent at the direction of the Required Lenders), deliver any notice of termination or other communication to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of any Letter of Credit to be a date not later than the scheduled Revolving Termination Date.

                  (f) This Agreement shall control in the event of any conflict with any L/C- Related Document (other than any Letter of Credit).

                  (g) The Issuing Lender will deliver to the U.S. Agent, concurrently or promptly following its delivery of a Letter of Credit, or an amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of such Letter of Credit or amendment to or renewal of a Letter of Credit.

         4.3 Risk Participations, Drawings and Reimbursements. (a) Immediately upon the Issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Lender a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) such Lender's Pro Rata Share times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                  (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Lender will promptly notify the Company and the U.S. Agent. The Company shall reimburse the Issuing Lender prior to 12:00 noon (Chicago time), on each date that any amount is paid by the Issuing Lender under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the amount so paid by the Issuing Lender. If the Company fails to reimburse the Issuing Lender for the full amount of any drawing under any Letter of Credit by 12:00 noon (Chicago time) on the Honor Date, the Issuing Lender will promptly notify the U.S. Agent and the U.S. Agent will promptly notify each Lender thereof, and the Company shall be deemed to have requested that Base Rate Loans be made by the Lenders to be disbursed on the Honor Date under such Letter of Credit, subject to the amount of the unutilized portion of the combined Commitments and subject to the conditions set forth in Section 6.2 (other than subsection 6.2(a) thereof). Any notice given by the Issuing Lender or the U.S. Agent pursuant to this subsection 4.3(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                  (c) Each Lender shall upon receipt of any notice pursuant to subsection 4.3(b) make available to the U.S. Agent for the account of the Issuing Lender an amount in U.S. Dollars and in immediately available funds equal to its Pro Rata Share of the amount of the drawing, whereupon the participating Lenders shall (subject to subsection 4.3(d)) each be deemed to have made a Base Rate Loan to the Company in such amount. If any Lender so notified fails to make available to the U.S. Agent for the account of the Issuing Lender the amount of such Lender's Pro Rata Share of the amount of such drawing by no later than 2:00 p.m. (Chicago time) on the Honor Date, then interest shall accrue on such Lender's obligation to make such payment, from the Honor Date to the date such Lender makes such payment, at a rate per annum equal to the U.S. Federal Funds Rate in effect from time to time during such period. The U.S. Agent will promptly give notice of the occurrence of the Honor Date, but failure of the U.S. Agent to give any such notice on the Honor Date or in sufficient time to enable any Lender to effect such payment on such date shall not relieve such Lender from its obligations under this Section 4.3.

                  (d) With respect to any unreimbursed drawing that is not converted into Base Rate Loans in whole or in part, because of the Company's failure to satisfy the conditions set forth in Section 6.2 or for any other reason, the Company shall be deemed to have incurred from the Issuing Lender an L/C Borrowing in the amount of such drawing, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum, and each Lender's payment to the Issuing Lender pursuant to subsection 4.3(c) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 4.3.

                  (e) Each Lender's obligation in accordance with this Agreement to make Loans or L/C Advances, as contemplated by this Section 4.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Issuing Lender, the Company or any other Person for any reason whatsoever; (ii) the existence of an Event of Default, an Unmatured Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that each Lender's obligation to make Loans (but not L/C Advances) under this Section 4.3 is subject to the conditions set forth in Section 6.2.

         4.4 Repayment of Participations. (a) Promptly upon (and only upon) receipt by the U.S. Agent for the account of the Issuing Lender of immediately available funds from the Company (i) in reimbursement of any payment made by the Issuing Lender under a Letter of Credit with respect to which any Lender has paid the U.S. Agent for the account of the Issuing Lender for such Lender's participation in such Letter of Credit pursuant to Section 4.3 or (ii) in payment of interest thereon, the U.S. Agent will pay to each Lender, in the same funds as those received by the U.S. Agent for the account of the Issuing Lender, the amount of such Lender's Pro Rata Share of such funds, and the Issuing Lender shall receive the amount of the Pro Rata Share of such funds of any Lender that did not so pay the U.S. Agent for the account of the Issuing Lender.

                  (b) If the U.S. Agent or the Issuing Lender is required at any time to return to the Company, or to a trustee, receiver, liquidator or custodian, or to any official in any Insolvency Proceeding, any portion of any payment made by the Company to the U.S. Agent for the account of the Issuing Lender pursuant to subsection 4.4(a) in reimbursement of a payment made under a Letter of Credit or interest or fee thereon, each Lender shall, on demand of the U.S. Agent, forthwith return to the U.S. Agent or the Issuing Lender the amount of its Pro Rata Share of any amount so returned by the U.S. Agent or the Issuing Lender plus interest thereon from the date such demand is made to the date such amount is returned by such Lender to the U.S. Agent or the Issuing Lender, at a rate per annum equal to the U.S. Federal Funds Rate in effect from time to time.

         4.5 Role of the Issuing Lender. (a) Each Lender and the Company agree that, in paying any drawing under a Letter of Credit, the Issuing Lender shall have no responsibility to obtain any document (other than any sight draft and certificate expressly required by such Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

                  (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Lender shall be liable to any Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders (including the Required Lenders, as applicable); (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

                  (c) The Company hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided that this assumption is not intended to, and shall not, preclude the Company's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Lender, shall be liable or responsible for any of the matters described in clauses (i) through (vii) of Section 4.6; provided that, anything in such clauses to the contrary notwithstanding, the Company may have a claim against the Issuing Lender, and the Issuing Lender may be liable to the Company, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Company which the Company proves were caused by the Issuing Lender's willful misconduct or gross negligence or the Issuing Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; and (ii) the Issuing Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         4.6 Obligations of the Company. The obligations of the Company under this Agreement and any L/C-Related Document to reimburse the Issuing Lender for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each L/C-Related Document under all circumstances, including the following:

                           (i) any lack of validity or enforceability of this Agreement or any L/C- Related Document;

                           (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Company in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents;

                           (iii) the existence of any claim, set-off, defense or other right that the Company may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                           (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                           (v) any payment by the Issuing Lender under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the Issuing Lender under any Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                           (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee, for all or any of the obligations of the Company in respect of any Letter of Credit; or

                           (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Company or a guarantor.


         4.7 Cash Collateral Pledge. If any Letter of Credit remains outstanding and partially or wholly undrawn as of the Revolving Termination Date, then the Company shall immediately Cash Collateralize the L/C Obligations in an amount equal to the maximum amount then available to be drawn under all Letters of Credit.

         4.8 Letter of Credit Fees. (a) The Company shall pay to the U.S. Agent for the ratable account of each Lender a letter of credit fee with respect to each Letter of Credit computed at the applicable rate per annum set forth in
Schedule 1.1B of the average daily maximum amount available to be drawn on such Letter of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter and on the Revolving Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn) as calculated by the U.S. Agent.

                  (b) The Company shall pay to the U.S. Agent for the account of the Issuing Lender a letter of credit fronting fee for each Letter of Credit Issued by the Issuing Lender at the rate per annum separately agreed to by the Company and the Issuing Lender of the average daily maximum amount available to be drawn on such Letter of Credit, computed on the first day of each calendar quarter and on the Revolving Termination Date (or such later date on which such Letter of Credit shall expire or be fully drawn) as calculated by the U.S. Agent.

                  (c) The letter of credit fees payable under subsection 4.8(a) and the fronting fees payable under subsection 4.8(b) shall be due and payable quarterly in arrears on the first day of each calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Termination Date (or such later date upon which all outstanding Letters of Credit shall have been terminated), with the final payment to be made on the Revolving Termination Date (or such later expiration date).

                  (d) The Company shall pay to the Issuing Lender from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Lender relating to letters of credit as from time to time in effect.

         4.9 Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in such Letter of Credit) apply to each Letter of Credit.


                                    ARTICLE V

                     TAXES, YIELD PROTECTION AND ILLEGALITY
                     --------------------------------------

         5.1 Taxes. (a) Any and all payments by either Borrower to each Lender and each Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the applicable Borrower shall pay all Other Taxes.

                  (b) The  applicable  Borrower  agrees to indemnify each Lender and each Agent for, and hold each such Person harmless from, the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender or such Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or such Agent makes written demand therefor.

                  (c) If either Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then:

                           (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or such Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                           (ii) such Borrower shall make such deductions and withholdings; and

                           (iii)  such  Borrower   shall  pay  the  full  amount
         deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

                  (d) Within 30 days after the date of any payment by a Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agents the original or a copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agents.

                  (e) If either Borrower is required to pay additional amounts to any Lender or either Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

                  (f) (i) Each Lender, other than a Canadian Lender, which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

                           (A) it shall,  no later than the Closing Date (or, in
                  the case of a Lender which becomes a party hereto after the Closing Date, the date upon which such Lender becomes a party hereto) deliver to the U.S. Agent and to the Company through the U.S. Agent two accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                           (B) if at any  time  such  Lender  makes  any  change
                  necessitating a new Form 4224 or Form 1001, it shall with reasonable promptness deliver to the U.S. Agent and to the Company through the U.S. Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224 or Form 1001, as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                           (C) it shall, before or promptly after the occurrence
                  of any event  (including the passing of time (and in any event
                  (x) in the case of a Form 4224, before the payment of any interest in each succeeding taxable year of such Lender after the Closing Date during which interest may be paid under this Agreement, and (y) in the case of a Form 1001, before the payment of any interest in each third succeeding calendar year after the Closing Date during which interest may be paid under this Agreement) but excluding any event mentioned in clause
                  (B) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to the U.S. Agent and to the Company through the U.S. Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by such Lender; and

                           (D) it shall, promptly upon the Company's or the U.S.
                  Agent's reasonable request to that effect, deliver to the Company or the U.S. Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                  (ii) Each Canadian Lender agrees that it shall, no later than the Closing Date (or, in the case of a Canadian Lender which becomes a party hereto after the Closing Date, the date upon which such Lender becomes a party hereto) deliver to the Canadian Agent and to VUCI through the Canadian Agent an instrument in writing certifying one of the following:

                           (A) that such Canadian  Lender is not a  non-resident
                  of Canada for the purposes of Part XIII of the Income Tax Act (Canada) and that it is the sole beneficial owner of payments of principal of and interest on its Canadian Loans under this Agreement;

                           (B) its jurisdiction of  incorporation  and residence
                  for tax purposes, that it is the sole beneficial owner of payments of principal of and interest on its Canadian Loans under this Agreement and the rate of withholding tax applicable to any payment of interest to it pursuant to any applicable tax conventions between Canada, on the one hand, and its jurisdiction of residence for tax purposes, on the other hand; or

                           (C) its jurisdiction of  incorporation  and residence
                  for tax purpose, the names of the beneficial owners of payments of principal of and interest on its Canadian Loans under this Agreement, the residence for tax purposes of each of such beneficial owners and the rate of withholding tax applicable to any payment of interest in respect of each beneficial owner pursuant to any applicable tax convention between Canada, on the one hand, and the jurisdiction of residence for tax purposes of each beneficial owner, on the other hand;

and undertaking to advise VUCI and the Canadian Agent, of any changes in respect of (A), (B) or (C), as the case may be (provided that no Canadian Lender shall be required to notify VUCI or the Canadian Agent of any change resulting solely from delivery to the Canadian Agent of a Canadian Participation Funding Notice). In addition, each Canadian Lender shall, promptly upon VUCI's or the Canadian Agent's reasonable request to that effect, deliver to VUCI or the Canadian Agent (as the case may be) such other instruments in writing, forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation or the official interpretation of such laws or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) in order to establish such Canadian Lender's tax status for withholding purposes. If the Canadian Agent receives a request from Revenue Canada Customs, Excise and Taxation or another taxing authority to provide additional information concerning the withholding tax status of any Canadian Lender, such Canadian Lender shall (upon notice of such request from the Canadian Agent) use reasonable efforts to obtain and deliver such information to such taxing authority and the Canadian Agent.

                  (iii) Notwithstanding the foregoing provisions of this subsection (f) or any other provision of this Section 5.1, no Lender shall be required to deliver any form pursuant to this Section 5.1 if such Lender is not legally permitted to deliver such form as a result of a change in any Requirement of Law after the date of this Agreement.

                           (g) (i) The  Company  will not be required to pay any
additional  amount in respect of United  States  Federal  tax  pursuant  to this
Section 5.1 to any Lender or to either Agent with respect to any Lender:

                           (A) if the obligation to pay such  additional  amount
                  would not have arisen but for a failure by such Lender to comply with its obligations under subsection 5.1(f)(i),
                  Section 10.10 or Section 11.8;

                           (B) if such Lender shall have delivered to the Company a Form 4224 in respect of its applicable Lending Office pursuant to subsection 5.1(f)(i), and such Lender shall at any time not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                           (C) if such Lender shall have delivered to the Company a Form 1001 in respect of its applicable Lending Office pursuant to subsection 5.1(f)(i), and such Lender shall at any time not be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                  (ii) VUCI will not be required to pay any additional amount in respect of Canadian federal income tax pursuant to this Section 5.1 to any Canadian Lender:

                           (A) if the obligation to pay such  additional  amount
                  would not have arisen but for a failure by such Lender to comply with its obligations under subsection 5.1(f)(ii),
                  Section 10.10 or Section 11.8; or

                           (B) if such Lender shall have delivered an instrument
                  in writing pursuant to subsection 5.1(f)(ii), and such Lender shall at any time not be entitled to exemption from deduction or withholding of Canadian federal income tax in respect of payments by VUCI hereunder for the account of its applicable Lending Office for any reason other than a change in the laws of Canada, its provinces or any political subdivision thereof or any regulations promulgated thereunder or any applicable tax treaty or regulations or in the official interpretation of such laws, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of the delivery of said instrument.

                           (h) If, at any time, the Company  requests any Lender
to deliver any forms or other documentation pursuant to subsection 5.1(f)(i)(D), then the Company shall, on demand of such Lender through the U.S. Agent, reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation. If, at any time, VUCI requests any Canadian Lender to deliver any forms or other documentation pursuant to subsection 5.1(f)(ii), then VUCI shall, on demand of such Canadian Lender through the Canadian Agent, reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Canadian Lender in the preparation or delivery of such instruments, forms or other documentation.

         5.2 Illegality. (a) If any Lender determines that the introduction of, or any change in, any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make Offshore U.S. Loans or, in the case of any Canadian Lender, Offshore Canadian Loans or BA Rate Loans, then, on notice thereof by such Lender to the applicable Borrower through the Applicable Agent, any obligation of such Lender to make Offshore U.S. Loans, Offshore Canadian Loans or BA Rate Loans, as the case may be, shall be suspended until such Lender notifies the Applicable Agent and the applicable Borrower that the circumstances giving rise to such determination no longer exist.

                  (b) If a Lender determines that it is unlawful to maintain any Offshore U.S. Loan or, in the case of any Canadian Lender, any Offshore Canadian Loan or BA Rate Loan, the applicable Borrower shall, upon its receipt of notice of such fact and demand from such Lender (with a copy to the Applicable Agent), prepay in full such Offshore U.S. Loan, Offshore Canadian Loan or BA Rate Loan, as applicable, together with interest accrued thereon and amounts required under
Section 5.4, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Offshore Rate Loan or such BA Rate Loan to such day, or on such earlier date on which such Lender may no longer lawfully continue to maintain such Offshore Rate Loan or such BA Rate Loan (as determined by such Lender). If either Borrower is required to so prepay any Offshore Rate Loan, or VUCI is required to prepay any BA Rate Loan, then concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan (in the case of the Company) or a Prime Rate Loan (in the case of VUCI).

         5.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) compliance by such Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Offshore Rate Loan or BA Rate Loan or participating in Letters of Credit or, in the case of the Issuing Lender, any increase in the cost to the Issuing Lender of agreeing to issue, issuing or maintaining any Letter of Credit, then the Company (or, in the case of an Offshore Canadian Loan or a BA Rate Loan, VUCI) shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Applicable Agent), pay to the Applicable Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased cost.

                  (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender (or its Lending Office) or any corporation controlling such Lender with any Capital Adequacy Regulation affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) and that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Company through the Applicable Agent, the Company shall pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         5.4 Funding Losses. The applicable Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which such Lender may sustain or incur as a consequence of:

                  (a) the failure of such Borrower to make on a timely basis any payment of principal of any Offshore Rate Loan or BA Rate Loan;

                  (b) the failure of such Borrower to borrow, continue or convert a Loan after such Borrower has given (or is deemed to have given) a Notice of Canadian Borrowing, a Notice of U.S. Borrowing or a Notice of Conversion/Continuation;

                  (c) the failure of such Borrower to make any prepayment in accordance with any notice delivered under Section 2.1.4 or 2.2.4;

                  (d) the prepayment (including pursuant to Section 2.1.4, 2.2.4 or 2.10) or other payment (including after acceleration thereof) of an Offshore Rate Loan or a BA Rate Loan on a day that is not the last day of the relevant Interest Period; or

                  (e) the automatic conversion under Section 2.1.3 or 2.2.3 of any Offshore Rate Loan or BA Rate Loan to a Base Rate Loan or a Prime Rate Loan, as applicable, on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its applicable Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by a Borrower to a Lender under this Section and under subsection 5.3(a), (i) each Offshore Rate Loan made by a Lender shall be conclusively deemed to have been funded (and to have been subject to each related reserve, special deposit or similar requirement) at the Offshore Rate for such Offshore Rate Loan by a matching deposit or other borrowing in the interbank eurodollar market for a comparable amount and for a comparable period in U.S. Dollars or Canadian Dollars, as applicable, whether or not such Offshore Rate Loan is in fact so funded, and (ii) each BA Rate Loan made by a Canadian Lender (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the BA Rate applicable to such BA Rate Loan by the purchase by such Canadian Lender of a bankers' acceptance in a comparable amount and for a comparable period, whether or not such BA Rate Loan is in fact so funded.

         5.5 Inability to Determine Rates. (a) If the U.S. Agent reasonably determines that for any reason adequate and reasonable means do not exist for determining the Offshore Rate for any requested Interest Period with respect to an Offshore U.S. Loan, or Lenders having a Pro Rata Share of 25% or more determine that the Offshore Rate to be applicable for any requested Interest Period with respect to an Offshore U.S. Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, then the U.S. Agent will promptly so notify the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain Offshore U.S. Loans hereunder shall be suspended until the U.S. Agent (upon the instructions of the applicable Lenders, if applicable), revoke such notice in writing. Upon receipt of such notice, the Company may revoke any Notice of U.S. Borrowing or Notice of
Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of Offshore U.S. Loans.

                  (b) If the Canadian Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the Offshore Rate or the BA Rate for any requested Interest Period with respect to an Offshore Canadian Loan or BA Rate Loan, or any Canadian Lender shall have determined (and notified the Canadian Agent) that the Offshore Rate or the BA Rate to be applicable for any requested Interest Period with respect to a proposed Offshore Canadian Loan or BA Rate Loan does not adequately and fairly reflect the cost to such Canadian Lender of funding such Loan, the Canadian Agent will forthwith give notice of such determination to VUCI, the U.S. Agent and each Canadian Lender. Thereafter, the obligation of the Canadian Lenders to make or maintain Offshore Canadian Loans or BA Rate Loans, as applicable, for the account of VUCI hereunder shall be suspended until the Canadian Agent (at the request of the applicable Lender, if applicable) revokes such notice in writing. Upon receipt of such notice, VUCI may revoke any Notice of Canadian Borrowing or Notice of Conversion/Continuation then submitted by it. If VUCI does not revoke such notice, the Canadian Lenders shall make, convert or continue the Loans, as proposed by VUCI, in the amount specified in the applicable notice submitted by VUCI, but such Loans shall be made, converted or continued as Prime Rate Loans.

         5.6 Certificates of Lenders. Any Lender claiming reimbursement or compensation under this Article V shall deliver to the applicable Borrower (with a copy to the Applicable Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder and such certificate shall be conclusive and binding on such Borrower in the absence of manifest error.

         5.7 Substitution of Lenders. Upon the receipt by either Borrower or the U.S. Agent from any Lender (an "Affected Lender") of a claim for compensation under Section 5.1 or 5.3 or a notice of the type described in subsection 5.2(a) or (b), the applicable Borrower may: (i) request one or more of the other Lenders to acquire and assume all or part of such Affected Lender's Loans and Commitment; or (ii) designate a replacement bank or financial institution satisfactory to the Company to acquire and assume all or a ratable part of all of such Affected Lender's Loans and Commitment (a "Replacement Lender"). Any designation of a Replacement Lender shall be subject to the prior written consent of the U.S. Agent and the Issuing Lender.

         5.8 Right of Lenders to Fund through Branches and Affiliates. Each Lender may, if it so elects, fulfill its commitment as to any Loan hereunder by designating a branch or Affiliate of such Lender to make such Loan; provided that (a) such Lender shall remain solely responsible for the performance of its obligations hereunder and (b) no such designation shall result in any increased costs to the applicable Borrower.

         5.9 Survival.  The agreements and  obligations of the Borrowers in this
Article V shall survive the termination of this Agreement and the payment of all Obligations.


                                   ARTICLE VI

                              CONDITIONS PRECEDENT
                              --------------------

         6.1 Conditions of Initial Credit Extensions. The obligation of each Lender to make its initial Credit Extension is subject to the conditions that
(i) the Company shall have submitted evidence reasonably satisfactory to the Agents that all Debt to be Repaid has been (or concurrently with the initial Credit Extensions will be) paid in full and that all Liens securing such Debt to be Repaid have been terminated (or assigned to the U.S. Agent) and (ii) the Agents shall have received all of the following, in form and substance satisfactory to each Agent and each Lender, and in sufficient copies for each Agent and each Lender:

                  (a) Credit Agreement and Notes. This Agreement and the Notes (if any) executed by each party thereto.

                  (b)      Resolutions; Incumbency.

                           (i) Copies of resolutions of the board of directors (or the executive committee thereof) of each Loan Party authorizing the transactions contemplated hereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Loan Party; and

                           (ii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying the names and true signatures of the officers of such Loan Party authorized to execute, deliver and perform the Loan Documents to which such Loan Party is a party.

                  (c)  Organization  Documents;   Good  Standing.  Each  of  the
following documents:

                           (i) the articles or certificate of incorporation or association and, if applicable, the bylaws of each Loan Party as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Loan Party as of the Closing Date; and

                           (ii) in the case of the Company and Tinseltown Video, Inc., certificates of good standing from the respective States of incorporation of each such entity; and in the case of each Canadian Subsidiary a Certificate of Status from the Ministry of Consumer and Commercial Relations of Ontario or the Registrar of Companies of British Columbia, as applicable, with respect to such entity.

                  (d) U.S. Subsidiary Guaranty. A guaranty, substantially in the form of Exhibit H-1, by Tinseltown Video, Inc. (as amended, supplemented or otherwise modified from time to time, the "U.S. Subsidiary Guaranty").

                  (e) Canadian Guaranties. Guaranties, each substantially in the form of Exhibit H-2, issued by each Canadian Guarantor.

                  (f) U.S. Security Agreement. A security agreement, substantially in the form of Exhibit I-1, issued by the Company and each U.S. Subsidiary Guarantor (as amended, supplemented or otherwise modified from time to time, the "U.S. Security Agreement"), together with evidence, satisfactory to the U.S. Agent, that substantially all filings necessary to perfect the U.S. Agent's Lien on any collateral granted under the U.S. Security Agreement have been duly made and are in full force and effect (subject to such exceptions as the U.S. Agent may approve).

                  (g) Canadian Security Agreements. Security agreements, substantially in the form of Exhibit I-2, issued by VUCI and each Canadian Guarantor (as amended, supplemented or otherwise modified from time to time, individually each a "Canadian Security Agreement" and collectively the "Canadian Security Agreements"), together with evidence, satisfactory to the U.S. Agent, that substantially all filings necessary to perfect the U.S. Agent's Lien on any collateral granted under the Canadian Security Agreements have been duly made and are in full force and effect (subject to such exceptions as the U.S. Agent may approve).

                  (h)   Company   Pledge   Agreement.    A   pledge   agreement,
substantially in the form of Exhibit J-1, issued by the Company (as amended or otherwise modified from time to time, the "Company Pledge Agreement").

                  (i) VUCI Pledge Agreement. A pledge agreement, substantially in the form of Exhibit J-2, issued by VUCI (as amended or otherwise modified from time to time, the "VUCI Pledge Agreement").

                  (j) Parent Guaranty. A guaranty, substantially in the form of Exhibit H-3, by the Company (as amended, supplemented or otherwise modified from time to time, the "Parent Guaranty").

                  (k) Insurance Certificates. Certificates of insurance naming the U.S. Agent as an additional insured, as required pursuant to Section 8.3.

                  (l) Lien Subordination. A lien subordination letter from Sight and Sound Distributors, Inc. in the form of Exhibit E.

                  (m) Payment of Fees. Evidence of payment by the Company of all accrued and unpaid fees, costs and expenses to the extent then due and payable on the Closing Date, together with Attorney Costs of the Agents to the extent invoiced prior to or on the Closing Date, plus such additional amounts of Attorney Costs as shall constitute the Agents' reasonable estimate of Attorney Costs incurred or to be incurred through the closing proceedings (provided that such estimate shall not thereafter preclude final settling of accounts between the Company and the Agents), including any such costs, fees and expenses arising under or referenced in Section 2.5 or 11.4.

                  (n) Certificate. A certificate signed by the chief executive officer or the chief financial officer of the Company, dated as of the Closing Date, stating that:

                           (i) the representations  and warranties  contained in
         Article VII are true and correct on and as of such date, as though made on and as of such date;

                           (ii) no Event of Default or Unmatured Event of Default exists or will result from the initial Credit Extensions;

                           (iii) no event or circumstance has occurred since April 30, 1996 that has resulted or could reasonably be expected to result in a Material Adverse Effect; and

                           (iv) the Funded Debt Ratio is not greater than 2.25 to 1.

                  (o) Legal Opinions. The opinion of O'Connor, Broude & Aronson, counsel to the Company, substantially in the form of Exhibit D-1; the opinion of Goodman, Phillips & Vineberg, Ontario counsel to VUCI, substantially in the form of Exhibit D-2; the opinion of Goodman, Phillips & Vineberg, British Columbia counsel to VUCI and the Canadian Guarantors, substantially in the form of Exhibit D-3; the opinion of Lawson Lundell Lawson & McIntosh, counsel to the Canadian Agent and special British Columbia counsel to the U.S. Agent, substantially in the form of Exhibit D-4; the opinion of Parlee McLaws,special Alberta counsel to the Canadian Agent and the U.S. Agent, substantially in the form of Exhibit D-5; and the opinion of Baker & McKenzie,special Ontario counsel to the Canadian Agent and the U.S. Agent, substantially in the form of Exhibit D-6.

                  (p) Lien Searches. A search report or reports provided to the U.S. Agent as of a recent date (or dates) acceptable to the U.S. Agent, listing all UCC or PPSA financing statements that name the Company or any Subsidiary as a debtor and that are filed in any jurisdiction in which filings are made pursuant to subsections (f) and (g) above and in such other jurisdictions as the U.S. Agent shall reasonably request, together with copies of such financing statements.

                  (q) Other Documents. Such other approvals, opinions, documents or materials as either Agent or any Lender may reasonably request.

         6.2 Conditions to All Credit Extensions. The obligation of each Lender to make any Credit Extension (including the initial Credit Extension) is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                  (a) Notice, Application. The U.S. Agent (and, if applicable, the Canadian Agent) shall have received a Notice of U.S. Borrowing (in the case of a U.S. Borrowing) or a Notice of Canadian Borrowing (in the case of a Canadian Borrowing) or the Issuing Lender and the U.S. Agent shall have received an L/C Application or L/C Amendment Application, as required under Section 4.2 (in the case of any Issuance of a Letter of Credit).

                  (b) Continuation of Representations and Warranties. The representations and warranties in Article VII shall be true and correct on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

                  (c) No Existing Default. No Event of Default or Unmatured Event of Default shall exist or shall result from such Borrowing or Issuance.

                  (d) Funded Debt Ratio. The Funded Debt Ratio shall not be greater than 2.25 to 1.

Each Notice of U.S. Borrowing, Notice of Canadian Borrowing, L/C Application and L/C Amendment Application submitted by the Company or VUCI hereunder shall constitute a representation and warranty by the Company (and, in the case of a Canadian Borrowing, by VUCI) hereunder, as of the date of such notice or request and as of the relevant Borrowing Date or Issuance Date, as applicable, that the applicable conditions in this Section 6.2 are satisfied.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         The Company represents and warrants to each Agent and each Lender (and, with respect to Sections 7.1 through 7.4, VUCI represents and warrants to each Agent and each Lender as to itself) that:

         7.1  Corporate  Existence  and  Power.  Each  Borrower  and each of its
Subsidiaries:

                  (a) is a corporation duly organized, validly existing and in good corporate standing under the laws of the jurisdiction of its organization;

                  (b) has the power and authority and all governmental licenses, authorizations, consents and approvals (i) to own its assets and to carry on its business and (ii) to execute, deliver and perform its obligations under the Loan Documents to which it is a party;

                  (c) is duly qualified as a foreign entity and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license; and

                  (d)      is in compliance with all Requirements of Law;

except, in each case referred to in clause (b)(i), (c) or (d), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         7.2 Corporate Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Loan Party is a party have been duly authorized by all necessary corporate action, and do not and will not:

                  (a) contravene the terms of any of such Loan Party's Organization Documents;

                  (b) conflict with or result in a breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Company or any Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority to which the Company or any Subsidiary or any of their respective assets is subject; or

                  (c)      violate any Requirement of Law.

         7.3  Governmental  Authorization.   No  approval,  consent,  exemption,
authorization,   or  other  action  by,  or  notice  to,  or  filing  with,  any
Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or the enforcement against, any Loan Party of any Loan Document to which such Loan Party is a party.

         7.4 Binding Effect. Each of this Agreement and each other Loan Document to which any Loan Party is a party constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

         7.5 Financial Statements. The Company has furnished or caused to be furnished to the Agents and the Lenders, (a) the audited consolidated financial statements of the Company and its Subsidiaries as at April 30, 1996, which statements have been prepared in conformity with GAAP applied on a basis consistent with that of the preceding fiscal year and present fairly the financial condition of the Company and its Subsidiaries as at such date and the results of their operations for the period then ended and (b) the unaudited financial statements of the Company and its Subsidiaries as at October 31, 1996, which have been prepared in conformity with GAAP and present fairly the financial condition of Company and its Subsidiaries as at such date and the results of operations for the period then ended (subject to normal year-end adjustments and the absence of footnotes).

         7.6 No Material Adverse Change. Since the date of the audited consolidated financial statements described in Section 7.5, no event or events have occurred which, individually or in the aggregate, has had or is reasonably likely to have a Material Adverse Effect.

         7.7 Litigation and Contingent Liabilities. No litigation (including any derivative action), arbitration proceeding or governmental proceeding is pending or, to the Company's knowledge, threatened against the Company or any Subsidiary which is reasonably likely to have a Material Adverse Effect, except as set forth in Schedule 7.7. Other than any liability incident to such litigation or proceedings, neither the Company nor any Subsidiary has any material contingent liabilities not provided for or disclosed in the financial statements referred to in Section 7.5 or listed in Schedule 7.7.

         7.8 Ownership of Properties; Liens. Each of the Company and each Subsidiary owns good and marketable title to, or a valid leasehold interest in, all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges and claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 8.8.

         7.9 Subsidiaries. The Company has no Subsidiaries except those listed in Schedule 7.9.

         7.10 Pension and Welfare Plans. Except as set forth on Schedule 7.10, during the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Credit Extension hereunder,
(a) no steps have been taken to terminate any Pension Plan which would be reasonably likely to result in the Company being required to make a contribution to such Pension Plan, or incurring a liability or obligation to such Pension Plan, in excess of U.S. $25,000, and (b) no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty. Except as set forth on Schedule 7.10, the Company has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of subtitle B of title I of ERISA.

         7.11 Investment Company Act. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         7.12 Public Utility Holding Company Act. Neither the Company nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         7.13 Regulation U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         7.14 Taxes. Each of the Company and each Subsidiary has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except for any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         7.15 Solvency, etc. On the Closing Date, and immediately prior to and after giving effect to each Credit Extension hereunder and the use of the proceeds thereof, (a) each of the Company's and each Subsidiary's assets will exceed its liabilities and (b) each of the Company and each Subsidiary will be solvent, will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then conducted.

         7.16  Hazardous Materials.

         7.16.1 Release and Disposal. Except as previously disclosed to the Agents and the Lenders in writing prior to the date of this Agreement, (a) neither the Company nor, to the best of the Company's knowledge, any other Person has ever caused or permitted a "reportable quantity" (as defined in the Comprehensive Environmental Response, Compensation and Liability Act) of any Hazardous Material to be released or disposed of on, under or at any real property located in the United States and now owned, leased or operated by the Company or any Subsidiary and neither the Company nor, to the best of the Company's knowledge, any other Person has ever caused or permitted any Hazardous Material to be released or disposed of on, under or at any real property located in Canada and now owned, leased or operated by the Company or any Subsidiary,
(b) no such real property has ever been used (by the Company or, to the best of the Company's knowledge, by any other Person) as a site for intentional disposal of any Hazardous Material or a permanent storage site for any Hazardous
Material, and (c) neither the Company nor, to the best of the Company's knowledge, any of its predecessors has ever caused or permitted any Hazardous Material to be disposed of at any locations other than those identified pursuant to clause (a).

         7.16.2 Treatment and Storage. Except in compliance with applicable law or as previously disclosed to the Agents and the Lenders in writing prior to the date of this Agreement, (a) neither the Company nor, to the best of the Company's knowledge, any other Person has ever caused or permitted any Hazardous Material to be treated or stored on, under or at any real property owned, leased or operated by the Company or any Subsidiary and (b) neither the Company nor, to the best of the Company's knowledge, any of its predecessors has ever caused or permitted any Hazardous Material (except for any which may have been present in raw materials or any products) to be transported to, treated, or stored at any locations other than those identified pursuant to clause (a).

         7.17 Absence of Default.  Except for the failure to obtain  consents of
(i) landlords under leases of real property or (ii) lessors under equipment leases, in each case, assumed by the Company or any Subsidiary in connection with acquisitions and having annual lease payments in the aggregate for all such leases of not more than a Dollar Equivalent amount of U.S. $1,000,000 (it being understood that the Company shall, and shall cause its Subsidiaries to, use reasonable efforts to obtain such consents), neither the Company nor any Subsidiary is in material default under any contract to which it is a party or by which it is bound.

         7.18 Leased Premises. As of the Closing Date neither the Company nor any Subsidiary is the lessee of any premises other than those premises set forth on Schedule 7.18.

         7.19 Information. All written information taken as a whole heretofore or contemporaneously herewith furnished by the Company or any Subsidiary to the Agents and the Lenders for purposes of or in connection with this Agreement and the transactions contemplated hereby is, and all written information taken as a whole hereafter furnished by or on behalf of the Company or any Subsidiary to either Agent or any Lender pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading (it being recognized by the Agents and the Lenders that projections and forecasts provided by the Company are not to be viewed as representations and warranties and that actual results during the period or periods covered by any such projections and forecasts may differ from projected or forecasted results).


                                  ARTICLE VIII

                                    COVENANTS
                                    ---------

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Lenders waive compliance in writing, the Company shall:

         8.1 Reports, Certificates and Other Information. Furnish to each Agent and each Lender:

         8.1.1 Audit Report. Promptly when available and in any event within 105 days after the close of each fiscal year, (a) a copy of the annual audit report of the Company and its Subsidiaries for such fiscal year, including therein consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidated statements of earnings and cash flow of the Company and its Subsidiaries for such fiscal year, which audit report shall be without qualification as to going concern or scope and shall be prepared by Ernst & Young LLP or other independent auditors of recognized standing selected by the Company and acceptable to the Required Lenders, together with a written statement from such auditors to the effect that in making the examination necessary for the signing of such audit report by such accountants, they have not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if they have become aware of any such event, describing it in reasonable detail; and (b) consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal year and consolidating statements of earnings for the Company and its Subsidiaries for such fiscal year, together with a certificate of the chief executive officer or the chief financial officer of the Company certifying that such financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries as of the dates and periods indicated.

         8.1.2 Quarterly Reports. Promptly when available and in any event within 60 days after the end of each fiscal quarter (except the last fiscal quarter) of each fiscal year, consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such fiscal quarter and consolidated and consolidating statements of earnings and cash flow for such fiscal quarter and for the period beginning with the first day of such fiscal year and ending on the last day of such fiscal quarter, together with a certificate of the chief executive officer or the chief financial officer of the Company, certifying that such financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments.

         8.1.3 Monthly Reports. (a) Promptly when available and in any event within 45 days after the end of each month of each fiscal year, (i) consolidated and consolidating balance sheets of the Company and its Subsidiaries as of the end of such month and (ii) consolidated and consolidating statements of earnings and cash flow for such month and for the period beginning with the first day of such fiscal year and ending on the last day of such month, together with a certificate of the chief executive officer or the chief financial officer of the Company, certifying that such financial statements fairly present the financial condition and results of operations of the Company and its Subsidiaries as of the dates and periods indicated, subject to changes resulting from normal year-end adjustments

                  (b) Promptly when available and in any event within 30 days after the end of each month of each fiscal year, a report of the revenue of the Company and its Subsidiaries for such month showing a comparison (i) of the revenue of the Company and its Subsidiaries for such month, on a store by store basis, to the revenue generated by each such store for the corresponding month of the previous fiscal year, and (ii) to the budget of the Company and its Subsidiaries

         8.1.4 Compliance Certificates. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to Section 8.1.1, of each set of quarterly statements pursuant to Section 8.1.2 and of each set of monthly statements pursuant to Section 8.1.3, a duly completed certificate in the form of Exhibit C, with appropriate insertions, dated the date of such annual report, such quarterly statements or such monthly statements and signed by the chief executive officer or the chief financial officer of the Company, containing a computation of each of the financial ratios and restrictions set forth in this
Section 8 and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it.

         8.1.5 Reports to SEC and to Shareholders. Promptly upon the filing or sending thereof, a copy of any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed with the SEC or any securities exchange and any report, proxy statement or other communication to the Company's shareholders generally.

         8.1.6 Notice of Default, Litigation and ERISA Matters. Promptly (and in any event within one Business Day in the case of clause (a) and within five days in the case of clauses

(b) through (e)) after learning of any of the following, written notice describing the same and the steps being taken by the Company or the Subsidiary affected thereby with respect thereto: (a) the occurrence of an Event of Default or an Unmatured Event of Default; (b) any litigation, arbitration or governmental investigation or proceeding not previously disclosed by the Company to the Agents and the Lenders which has been instituted or, to the knowledge of the Company, is threatened against the Company or any Subsidiary or to which any of the properties of any thereof is subject which has had or is reasonably likely to have a Material Adverse Effect; (c) any material adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed pursuant to clause (b); (d) the institution of any steps by the Company, any of its Subsidiaries or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under
Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty, or any material increase in the contingent liability of the Company with respect to any post-retirement Welfare Plan benefit; and (e) the occurrence of any other event or circumstance which has had or is reasonably likely to have a Material Adverse Effect.

         8.1.7 Subsidiaries. Promptly upon the occurrences thereof, a written report of any change in the list of its Subsidiaries.

         8.1.8 Management Reports. Promptly upon the request of either Agent or any Lender, copies of all detailed financial and management reports submitted to the Company by its independent auditors in connection with any annual or interim audit made by such auditors of the books of the Company or any Subsidiary.

         8.1.9 Projections. As soon as practicable and in any event within 105 days after the commencement of each fiscal year, a consolidated plan and financial forecast for the next three fiscal years, including (a) a forecasted consolidated balance sheet and a consolidated statement of cash flow of the Company for such fiscal years and (b) forecasted consolidated statements of income and cash flows of the Company for each month of such fiscal years.

         8.1.10 Other Information. Promptly from time to time, such other information concerning the Company and its Subsidiaries as either Agent or any Lender may reasonably request.

         8.2 Books, Records and Inspections. Keep, and cause each Subsidiary to keep, its books and records in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP; permit, and cause each Subsidiary to permit, on reasonable notice and at reasonable times and intervals (or at any time without notice during the
existence  of  an  Event  of  Default)   either  Agent  or  any  Lender
or any representative thereof to inspect the properties and operations of the Company and of such Subsidiary; and permit, and cause each Subsidiary to permit, on reasonable notice and at reasonable times and intervals (or at any time without notice during the existence of an Event of Default) either Agent or any Lender or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its independent auditors (and the Company hereby authorizes such independent auditors to discuss such financial matters with either Agent or any Lender or any representative thereof), and to examine (and, at the expense of the Company or the applicable Subsidiary, photocopy extracts from) any of its books or other corporate records. The Company agrees to pay the fees of its auditors incurred in connection with any reasonable exercise of the rights of the Agents and the Lenders pursuant to this Section.

         8.3 Insurance. Maintain, and cause each Subsidiary to maintain, with reputable, financially sound insurance companies, insurance to such extent and against such hazards and liabilities as is customarily maintained by companies similarly situated (and, in any event, such insurance as may be required by any law or governmental regulation or any court order or decree); and, upon request of either Agent or any Lender, furnish to such Agent or such Lender a certificate setting forth in reasonable detail the nature and extent of all insurance maintained by the Company and its Subsidiaries. Without limiting the foregoing, the Company will cause, and cause each Subsidiary to cause, each issuer of an insurance policy to provide the U.S. Agent with an endorsement or an independent instrument (i) in form and substance acceptable to the U.S. Agent and (ii) showing loss payable to the U.S. Agent and, if required by the U.S. Agent, naming the U.S. Agent as an additional insured.

         8.4 Compliance with Laws; Payment of Taxes and Liabilities. (a) Comply, and cause each Subsidiary to comply, in all material respects with all applicable laws, rules, regulations and orders; and (b) pay, and cause each Subsidiary to pay, prior to delinquency, all taxes and other governmental charges against it or any of its property; provided, however, that the foregoing shall not require the Company or any Subsidiary to pay any such tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

         8.5 Maintenance of Existence, etc. Maintain and preserve, and (subject to Section 8.11) cause each Subsidiary to maintain and preserve, (a) its existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary.

         8.6  Financial Covenants.

         8.6.1 Minimum Net Worth. Not permit Net Worth at any time to be less than (a) U.S.$80,000,000 plus (b) 75% of cumulative Consolidated Net Income for each fiscal quarter ending after the Closing Date (excluding (i) any fiscal quarter in which Consolidated Net Income is not positive and (ii) any non-cash charge to income resulting from the release of management stock held in escrow on the date of this Agreement) plus (c) 90% of the net proceeds received by the Company from the exercise of any warrants following a notice of redemption plus
(d) 90% of the value of any stock issued by the Company to the extent that it affects Net Worth, excluding any change in Net Worth resulting from the release of management stock held in escrow on the date of this Agreement.

         8.6.2 Fixed Charge Ratio. Not permit the Fixed Charge Ratio as of the last day of any month to be less than 2.50 to 1.

         8.6.3 Funded Debt Ratio. Not permit the Funded Debt Ratio to at any time exceed 2.75 to 1.

         8.6.4 Mature Store Contribution Margin. Not permit the Mature Store Contribution Margin for any Computation Period to be less than 0.185 to 1.000.

         8.6.5 New Store Contribution Margin. Not permit the New Store Contribution Margin for any Computation Period to be less than the ratio set forth on Schedule 8.6.5 with respect to the applicable Weighted Average Age of New Stores.

For purposes of calculating the financial covenants contained in this Section 8.6, if the Company or any Subsidiary has made an acquisition pursuant to
Section 8.11 during the period for which such calculation is to be made, such calculation shall be made on a pro forma basis as if such acquisition had occurred as of the first day of such period and any resulting Debt had been incurred as of the last day of such period .

         8.7 Limitations on Debt. Not, and not permit any Subsidiary to, create, incur, assume or suffer to exist any Debt, except (a) obligations arising under the Loan Documents; (b) Debt in respect of Capital Leases provided that the annual lease payments for all such Capital Leases do not exceed a Dollar Equivalent amount of U.S. $1,000,000; (c) Debt of Subsidiaries to the Company or to other Subsidiaries; (d) Hedging Agreements entered into by the Company or any Subsidiary with any Lender or any Affiliate of any Lender; (e) Suretyship Liabilities in respect of any obligation of the Company or any Subsidiary permitted under this Agreement; (f) Debt in respect of taxes, assessments or governmental charges to the extent that payment thereof shall not at the time be required to be made in accordance with Section 8.4; (g) Debt not at any time exceeding an aggregate principal Dollar Equivalent amount of U.S. $4,500,000 to sellers of assets or stock permitted to be acquired pursuant to Section 8.11, so long as (i) such Debt matures no later than one year from the date of such acquisition, (ii) the interest rate on such Debt does not exceed a rate per annum equal to the U.S. Federal Funds Rate plus 4.00%, (iii) the instrument or documentation representing or governing such Debt does not contain any restrictive covenants, (iv) the obligor of such Debt is not the Company and (v) so long as such Debt is outstanding, the Subsidiary which is the obligor under such Debt is not merged into the Company; (h) guaranties by the Company of obligations of Subsidiaries not exceeding U.S. $3,000,000 in the aggregate at any one time outstanding, (i) other Debt outstanding on the date hereof and listed in Schedule 8.7 or hereafter incurred in connection with Liens permitted by Section 8.8, and extensions, renewals and refinancings of any Debt described in this clause (i) so long as the principal amount thereof is not increased; and (j) Subordinated Debt.

         8.8 Liens. Not, and not permit any Subsidiary to, create or permit to exist any Lien on any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves; (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, landlords, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety bonds (excluding appeal bonds and other bonds relating to judgments), bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves; (c) Liens identified on Schedule 8.8;
(d) Liens in connection with Capital Leases to the extent permitted  pursuant to
Section 8.7; (e) any Lien arising in connection with the acquisition, construction or improvement of property after the date hereof, and attaching only to the property being acquired, constructed or improved, if (i) the Debt secured thereby does not exceed 90% of the fair market value of the property acquired at the time of acquisition thereof or 90% of the cost of such construction or improvement, as the case may be, and (ii) no more than a Dollar Equivalent amount of U.S. $100,000 of such Debt is incurred in any fiscal year;
(f) attachments, judgments and other similar Liens, and appeal bonds and other bonds relating to judgments, for sums not exceeding in the aggregate a Dollar Equivalent amount of U.S. $100,000, arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings; (g) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company and its Subsidiaries taken as a whole; (h) leases or subleases granted by the Company or any Subsidiary in the ordinary course of its business; (i) the interest or title of the lessor of any lease with respect to which the Company or a Subsidiary is lessee; (j) Liens securing Debt permitted pursuant to Section 8.7(g) so long as (i) such Liens attach only to the assets acquired in such acquisition, (ii) the assets subject to such Lien also equally and ratably secure the obligations of the applicable Subsidiary under the applicable Guaranty, and (iii) the holder of such Debt shall have entered into an intercreditor agreement with the U.S. Agent in form and substance satisfactory to the U.S. Agent and the Required Lenders; (k) extensions, renewals or replacements of any Lien permitted by the foregoing provisions of this Section 8.8, but only if the principal amount of the Debt secured thereby immediately prior to such extension, renewal or replacement is not increased and such Lien is not extended to any other property; and (l) Liens arising under the Loan Documents.

         8.9 Dividends, etc. Not, and not permit any Subsidiary to, (a) declare or pay any dividends on any of its capital stock (other than dividends payable in stock, warrants, options, or other non-cash rights with respect to stock of the Company), (b) purchase or redeem any capital stock of the Company or any Subsidiary or any warrants, options or other rights in respect of such stock,
(c) make any other distribution (other than distributions payable in warrants, options, or other non-cash rights with respect to stock of the Company) to shareholders of the Company or any Subsidiary, (d) prepay, purchase or redeem any Subordinated Debt or (e) set aside funds for any of the foregoing; provided that (i) any Subsidiary may declare and pay dividends to the Company or to another wholly-owned Subsidiary, (ii) the Company may redeem the Class B Warrants at any time in accordance with the provisions thereof as in effect on the date hereof and (iii) so long as (x) no Event of Default or Unmatured Event of Default shall have occurred and be continuing or would result therefrom and
(y) the Funded Debt Ratio is less than 2.0 to 1, the Company may pay dividends on Preferred Stock not exceeding U.S. $1,500,000 in any 12 month period.

         8.10 Loans or Advances. Not, and not permit any Subsidiary to, make any loans or advances, except for (i) loans or advances by the Company to any Subsidiary (other than to the Company's Canadian Subsidiaries), (ii) loans or advances by the Company to the Company's Canadian Subsidiaries not exceeding U.S. $4,000,000 at any one time outstanding, and (iii) advances not to exceed, in the aggregate for the Company and all Subsidiaries at any one time outstanding, (x) U.S. $150,000 to officers and employees in connection with travel, housing and other expenses in the ordinary course of business and (y) U.S. $4,000,000 to officers of the Company in connection with the exercise of stock options and any associated tax liability.

         8.11 Mergers and Consolidations; Acquisitions. Not, and not permit any Subsidiary to, be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, except (a) any such merger or consolidation of or by any wholly-owned Subsidiary into the Company or any other wholly-owned Subsidiary, (b) any such purchase or other acquisition by the Company or any wholly-owned Subsidiary of the assets or stock of any wholly-owned Subsidiary, and (c) acquisitions of all of the assets or stock of Persons which are in the same or a similar line of business as the Company and its Subsidiaries; provided that any acquisition described in this clause (c) must satisfy all of the



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following  conditions:  (i) each Person so acquired shall comply with all of the terms of this Agreement and the other Loan Documents that are applicable to such Person; (ii) either the required majority of the Board of Directors (or other equivalent governing body) of the Person so acquired incumbent at the time such acquisition is proposed has acquiesced to such acquisition, or the acquisition is otherwise deemed in the reasonable judgment of the Required Lenders to be a "friendly" acquisition; (iii) no Event of Default or Unmatured Event of Default shall have occurred and be continuing at the time of, or would result from the making of, such acquisition (it being understood that compliance with the covenants contained in Section 8.6 shall be calculated on a pro forma basis as if such acquisition had occurred as of the first day of the Computation Period (or fiscal quarter in the case of Section 8.6.1) most recently ended and as if any resulting Debt had been incurred as of the last day of such period); (iv) the aggregate total consideration paid by the Company and its Subsidiaries for
any  one  acquisition  or  series  of  substantially   contemporaneous   related
acquisitions shall not exceed U.S. $15,000,000; (v) the aggregate total consideration for all such acquisitions since October 31, 1996 shall not exceed U.S. $25,000,000; (vi) the entity whose stock or assets are so acquired shall have had positive net income for the 12-month period most recently ended; (vii) simultaneously with any such acquisition, the Company shall grant, or cause the applicable Person(s) to grant, to the U.S. Agent a first perfected security interest in all of the stock and/or assets so acquired, subject to any Liens permitted pursuant to Section 8.8(j). The term "consideration" when used in this
Section 8.11 shall include (without duplication) all cash consideration paid or otherwise given in connection with any such acquisition, any assumption of Debt in connection with such acquisition, any Debt incurred in connection with such acquisition, and any equity issued in connection with such acquisition.

         8.12 Asset Dispositions. Not, and not permit any Subsidiary to, sell, transfer, convey, lease or otherwise dispose of, or grant any option, warrant or other right with respect to, any of its assets, or sell, assign, pledge or otherwise transfer any receivables, contract rights, general intangibles, chattel paper or instruments, with or without recourse, except (i) the disposition of inventory or obsolete assets in the ordinary course of business consistent with past practices and (ii) other dispositions with a book value not exceeding 5% of the Company's Net Worth during any 12-month period.

         8.13 Use of Proceeds. Use the proceeds of the Loans for (a) general corporate purposes of the Company, (b) ongoing working capital requirements of the Company and its Subsidiaries, (c) acquisitions permitted by Section 8.11, and (d) to repay Debt to be Repaid; and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of (a) "purchasing or carrying" any Margin Stock or (b) purchasing or otherwise acquiring any stock of any Person if such Person (or its board of directors) has (i) announced that it will oppose such purchase or other acquisition or (ii) commenced any litigation which alleges that such purchase or other acquisition violates, or will violate, applicable law.

         8.14 Transactions with Affiliates. Not, and not permit any Subsidiary to, enter into or cause, suffer or permit to exist any transaction, arrangement or contract with any of its Affiliates (other than the Company or any Subsidiary) which is on terms which are less favorable than are obtainable from any Person which is not one of its Affiliates.

         8.15 Pension Plans. Maintain, and cause each Subsidiary to maintain, each Pension Plan in material compliance with all applicable requirements of law and regulations.

         8.16  Environmental Covenants.

         8.16.1 Environmental Response Obligation. (a) Comply, and cause each Subsidiary to comply, in all material respects with any Federal, provincial or state judicial or administrative order requiring the performance at any real property owned, operated or leased by the Company or any Subsidiary of activities in response to the release or threatened release of a Hazardous
Material; (b) notify the U.S. Agent within ten days of the receipt of any written claim, demand, proceeding, action or notice of liability by any Person arising out of or relating to the release or threatened release of a Hazardous Material; and (c) notify the U.S. Agent within ten days of any release, threat of release, or disposal of Hazardous Material reported by the Company or any Subsidiary to any governmental or regulatory authority at any real property owned, operated, or leased by the Company or any Subsidiary.

         8.16.2 Environmental Liabilities. (a) Comply, and cause each Subsidiary to comply, in all material respects with all material Environmental Laws; (b) without limiting clause (a), not commence disposal of any Hazardous Material into or onto any real property owned, operated or leased by the Company or any Subsidiary; and (c) without limiting clause (a), not allow any Lien imposed pursuant to any law, regulation or order relating to Hazardous Materials or the disposal thereof to remain on any real property owned, operated or leased by the Company or any Subsidiary.

         8.17  Unconditional  Purchase  Obligations.  Not,  and not  permit  any
Subsidiary to, enter into or be a party to any contract for the purchase of materials, supplies or other property or services, if such contract requires that payment be made by it regardless of whether or not delivery is ever made of such materials, supplies or other property or services.

         8.18 Further Assurances. Take, and cause each Subsidiary to take, such actions as the U.S. Agent or the Required Lenders may reasonably request from time to time (including the execution and delivery of guaranties, security agreements, pledge agreements, stock powers, leasehold mortgages, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (i) the obligations of the Company hereunder and under the other Loan Documents to which it is a party are secured by substantially all of the assets of the Company and guarantied by all Subsidiaries

(other than a Foreign Subsidiary) of the Company (including, promptly upon the acquisition or creation thereof, any Subsidiary (other than a Foreign Subsidiary) acquired or created after the date hereof), (ii) the obligations of VUCI hereunder and under the other Loan Documents to which it is a party are secured by substantially all of the assets of VUCI and guarantied by all Canadian Subsidiaries (including, promptly upon the acquisition or creation thereof, any Canadian Subsidiary acquired or created after the date hereof), and
(iii) the obligations of each Guarantor under the Guaranty to which it is a party are secured by substantially all of the assets of such Guarantor, subject, in the case of clauses (i) through (iii) above, to such exceptions as the U.S. Agent or the Required Lenders may permit from time to time; provided that (x) neither the Company nor any Subsidiary (other than a Canadian Subsidiary) shall be required to pledge more than 65% of the stock of any Foreign Subsidiary (or, in the case of 24 Hour Entertainment Group Ltd. ("Entertainment"), the shares of stock of Entertainment which when aggregated with the percentage of stock of Entertainment held by VUCI and pledged to the U.S. Agent is not in excess of 65% of all of the stock of Entertainment) except that the Company shall pledge 100% of the stock of VUCI as security for the Parent Guaranty and (y) so long as 1137239 Ontario Limited does not conduct any business and does not own any assets it shall not be required to guaranty the obligations of VUCI hereunder and under the other Loan Documents to which VUCI is a party.

         8.19 Landlord's Consents. To the extent that the Company or any Subsidiary enters into an extension or a renewal of an existing lease of real property, enters into a new lease of real property, or assumes an existing lease of real property, the Company or such Subsidiary shall use reasonable commercial efforts to deliver to the U.S. Agent a landlord's consent with respect to such lease in form and substance satisfactory to the U.S. Agent.

         8.20 Business. Not, and not permit any Subsidiary to, engage in any business other than the owning, operating and franchising of video rental superstores or locations or similar lines of businesses.

         8.21 Inconsistent Agreements. Not, and not permit any Subsidiary to, enter into any material agreement containing any provision which would be violated or breached by any borrowing by the Company hereunder or by the performance by the Company or any Subsidiary of any of its obligations hereunder or under any other Loan Document.

         8.22 Preferred Stock. Not issue Preferred Stock other than Preferred Stock with an aggregate liquidation value not greater than U.S. $15,000,000 which is issued pursuant to documentation and terms in form and substance satisfactory to the U.S. Agent and the Required Lenders.

         8.23 Other Negative Pledges. Not, and not permit any Subsidiary to, enter into any agreement, other than the Loan Documents, with any Person which in any way restricts the ability of the Company or any Subsidiary to place a Lien on any of its real or personal property, assets or rights of whatsoever nature.


                                   ARTICLE IX

                                EVENTS OF DEFAULT
                                -----------------

         9.1 Event of Default. Any of the following shall constitute an "Event of Default":

                  (a) Non-Payment of the Loans, etc. Default in the payment when due of the principal of any Loan or of any L/C Obligation; or default, and continuance thereof for five days, in the payment when due of any interest, fee, or other amount payable by either Borrower hereunder or under any other Loan Document.

                  (b) Non-Payment of Other Debt. Any default shall occur under the terms applicable to any Debt of the Company or any Subsidiary in an aggregate amount (for all Debt so affected) exceeding a Dollar Equivalent amount of U.S. $250,000 and such default shall (a) consist of the failure to pay such Debt when due (subject to any applicable grace period), whether by acceleration or otherwise, or (b) accelerate the maturity of such Debt or permit the holder or holders thereof, or any trustee or agent for such holder or holders, to cause such Debt to become due and payable prior to its expressed maturity.

                  (c) Other Material Obligations. Default in the payment when due, or in the performance or observance of, any material obligation of, or condition agreed to by, the Company or any Subsidiary with respect to any material purchase or lease of goods or services if such default has had or is reasonably likely to have a Material Adverse Effect.

                  (d) Bankruptcy, Insolvency, etc. The Company or any Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or the Company or any Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for the Company or such Subsidiary or any property thereof, or makes a general assignment for the benefit of creditors; or, in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for the Company or any Subsidiary or for a substantial part of the property of any thereof and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding (including any Insolvency Proceeding) under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding (except the voluntary dissolution, not under any bankruptcy or insolvency law, of any Subsidiary other than VUCI), is commenced in respect of the Company or any Subsidiary, and if such case or proceeding is not commenced by the Company or such Subsidiary, it is consented to or acquiesced in by the Company or such Subsidiary, or remains for 60 days undismissed; or the Company or any Subsidiary takes any corporate action to authorize, or in furtherance of, any of the foregoing.

                  (e) Non-Compliance with Provisions of This Agreement. Failure by the Company to comply with or to perform any covenant set forth in Sections
8.6 through 8.22; or failure by the Company to comply with or to perform any other provision of this Agreement (and not constituting an Event of Default under any of the other provisions of this Section 9) and continuance of such failure for 30 days after written notice thereof to the Company from either Agent or any Lender.

                  (f) Warranties. Any warranty made by either Borrower herein is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by either Borrower to either Agent or any Lender is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

                  (g) Pension Plans. (i) Institution of any steps by the Company or any other Person to terminate a Pension Plan if as a result of such termination the Company could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of U.S. $100,000, or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

                  (h) Judgments. Final judgments which exceed an aggregate Dollar Equivalent amount of U.S. $250,000 shall be rendered against the Company or any Subsidiary and shall not have been discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing of such judgments.

                  (i) Invalidity of Collateral Documents, etc. Any Collateral Document shall cease to be in full force and effect with respect to the Loan Party which is a party thereto; any Loan Party shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of any Collateral Document to which it is a party (i) if as a result thereof the Lien on any material portion of the collateral granted thereunder becomes unperfected or is otherwise adversely affected or (ii) within ten days after written request of either Agent or any Lender; or any Loan Party (or any Person by, through or on behalf of any Loan Party) shall contest in any manner the validity, binding nature or enforceability of any Collateral Document.

                  (j) Invalidity of Guaranty, etc. Any Guaranty shall cease to be in full force and effect with respect to any applicable Guarantor, any Guarantor shall fail (subject to any applicable grace period) to comply with or to perform any applicable provision of the applicable Guaranty, or any Guarantor (or any Person by, through or on behalf of such Guarantor) shall contest in any manner the validity, binding nature or enforceability of the applicable Guaranty with respect to such Guarantor.

                  (k) Change of Control. Any Change of Control shall occur.

         9.2 Remedies. If any Event of Default occurs, the Agents shall, at the request of, or may, with the consent of, the Required Lenders do any or all of the following:

                  (a) declare the commitment of each Lender to make Loans and any obligation of the Issuing Lender to Issue Letters of Credit to be terminated, whereupon such commitments and obligation shall be terminated;

                  (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letter of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letter of Credit) to be immediately due and payable, and declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; and

                  (c) exercise on behalf of the Agents and the Lenders all rights and remedies available to the Agents and the Lenders under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any Event of Default specified in subsection 9.1(d), the obligation of each Lender to make Loans and the obligation of the Issuing Lender to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and other Obligations and all interest and other amounts as aforesaid shall automatically become due and payable without further act of either Agent, the Issuing Lender or any other Lender.

         9.3 Rights Not Exclusive. The rights provided for in this Agreement are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


                                    ARTICLE X

                                   THE AGENTS
                                   ----------

         10.1 Appointment and Authorization. (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes each Agent to take such action on its behalf under the provisions of this Agreement and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement, no Agent shall have any duties or responsibilities except those expressly set forth herein, nor shall either Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against either Agent.

                  (b) The Issuing Lender shall act on behalf of the Lenders with respect to the Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the U.S. Agent may agree at the request of the Required Lenders to act for such Issuing Lender with respect thereto; provided, however, that the Issuing Lender shall have all of the benefits and immunities (i) provided to the Agents in this Article X with respect to any acts taken or omissions of the Issuing Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it and the applications and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Agent", as used in this Article X, included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Lender.

         10.2 Delegation of Duties. Each Agent may execute any of its duties under this Agreement by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.3 Liability of Agents. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company or any Subsidiary or Affiliate of the Company, or any officer thereof, contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received by either Agent under or in connection with, this Agreement, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, or for any failure of the Company or any other party to perform its obligations hereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or Affiliates.

         10.4 Reliance by Agents. (a) Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by either Agent. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request or consent of the Required Lenders (or, if applicable, all Lenders) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                  (b) For purposes of determining compliance with the conditions specified in Section 6.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter sent by an Agent to such Lender for consent, approval, acceptance or satisfaction.

         10.5 Notice of Default. No Agent shall be deemed to have knowledge or notice of the occurrence of any Event of Default or Unmatured Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to such Agent for the account of the Lenders, unless such Agent shall have received written notice from a Lender or a Borrower referring to this Agreement, describing such Event of Default or Unmatured Event of Default and stating that such notice is a "notice of default". If either Agent receives such a notice, such Agent will notify the other Agent and the Lenders of its receipt thereof. Each Agent shall take such action with respect to such Event of Default or Unmatured Event of Default as may be requested by the Required Lenders in accordance with Article IX; provided, however, that unless and until such Agent has received any such request, such Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Unmatured Event of Default as it shall deem advisable or in the best interest of the Lenders.

         10.6 Credit Decision. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by either Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrowers. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by an Agent, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrowers which may come into the possession of any of the Agent-Related Persons.

         10.7 Indemnification of Agents. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their Pro Rata Shares, from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of the Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse each Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Borrowers. The undertaking in this Section shall survive the termination of this Agreement, the payment of all Obligations hereunder and the resignation or replacement of either Agent.

         10.8 Agents in Individual Capacity. BAI and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Affiliates as though BAI were not the U.S. Agent and the Issuing Lender and BAC were not the Canadian Agent, and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BAI or its Affiliates may receive information regarding the Company or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Subsidiary) and acknowledge that BAI and its Affiliates shall be under no obligation to provide such information to them. With respect to their respective Loans, BAI and any Affiliate thereof shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not an Agent or the Issuing Lender.

         10.9 Successor Agents. Either Agent may, and at the request of the Required Lenders shall, resign as an Agent upon 30 days' notice to the Lenders. If either Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor U.S. Agent or Canadian Agent, as applicable, for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Applicable Agent, such Agent may appoint, after consulting with the Lenders and the Company, a successor U.S. Agent or Canadian Agent, as applicable, from among the Lenders. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "U.S. Agent" or "Canadian Agent," as applicable, shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article X and Sections 11.4 and 11.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement. If no successor agent has accepted appointment as the Applicable Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders (or, in the case of the Canadian Agent, the Canadian Lenders) shall perform all of the duties of such Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Notwithstanding the foregoing, however, BAI may not be removed as the U.S. Agent at the request of the Required Lenders unless BAI or any Affiliate of BAI (including BAC) shall also simultaneously be replaced as "Canadian Lender" and as "Issuing Lender" hereunder pursuant to documentation in form and substance reasonably satisfactory to BAI and, if applicable, such Affiliate.

         10.10 Withholding Tax. (a) If any Lender, other than a Canadian Lender, claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 pursuant to subsection 5.1(f) and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Company to such Lender, such Lender agrees to notify the U.S. Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of such Borrower to such Lender. To the extent of such percentage amount, the U.S. Agent will treat such Lender's IRS Form 1001 as no longer valid, and such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (b) If any Lender, other than a Canadian Lender, claiming exemption from United States withholding tax by filing IRS Form 4224 with the U.S. Agent pursuant to subsection 4.1(f) sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of either Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                  (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Applicable Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection 5.1(f) are not delivered to the


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Applicable  Agent,  then the  Applicable  Agent may  withhold  from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                  (d) If the IRS or Revenue Canada or any other Governmental Authority of the United States, Canada or any other jurisdiction asserts a claim that an Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify such Agent fully for all amounts paid, directly or indirectly, by such Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to such Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations.

         10.11 Collateral Matters. The Lenders irrevocably authorize the U.S. Agent, at its option and in its discretion, to release any Lien granted to or held by the U.S. Agent upon any Collateral (i) upon termination of the Commitments and payment in full of all Loans and all other obligations of the Company hereunder and expiration or termination of all Letters of Credit; (ii) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (iii) constituting property in which the Company or the applicable Subsidiary owned no interest at the time the Lien was granted or at any time thereafter; or (iv) subject to Section 11.1, if approved, authorized or ratified in writing by the Required Lenders. Upon request by the U.S. Agent at any time, the Lenders will confirm in writing the U.S. Agent's authority to release particular types or items of Collateral pursuant to this Section 10.11.


                                   ARTICLE XI

                                  MISCELLANEOUS
                                  -------------

         11.1 Amendments and Waivers. No amendment or waiver of any provision of this Agreement, and no consent with respect to any departure by either Borrower herefrom, shall be effective unless the same shall be in writing and signed by the Required Lenders (or by the U.S. Agent at the written request or with the written consent of the Required Lenders) and the Company and acknowledged by the U.S. Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such waiver, amendment or consent shall, unless in writing and signed by all Lenders and the Borrowers and acknowledged by the U.S. Agent, do any of the following:



                                       78


                  (a) increase or extend the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 9.2);

                  (b) postpone or delay any date fixed by this Agreement for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on, any Loan or (subject to clause (iv) below) reduce any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans and L/C Obligations which is required for the Lenders or any of them to take any action hereunder;

                  (e) amend or release any Guaranty or (subject to Section 10.11) release or subordinate any substantial portion of the collateral granted under the Collateral Documents; or

                  (f) amend this Section, Section 2.9, the definition of "Pro Rata Share", or any provision herein providing for consent or other action by all Lenders;

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Lender in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Issuing Lender under this Agreement or any L/C- Related Document, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Applicable Agent in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of such Agent under this Agreement, (iii) no amendment, waiver or consent shall, unless in writing and signed by all Canadian Lenders in addition to the Required Lenders or all Lenders, as the case may be, affect the rights or duties of the Canadian Lenders under this Agreement or any other Loan Document and (iv) the amount of any fee payable pursuant to subsection 2.9(a) or subsection 4.8(b) may be changed pursuant to a written agreement between the Company and the Person to which such fee is payable.

         11.2 Notices. (a) All notices, requests and other communications hereunder shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted by either Borrower to either Agent by facsimile shall be immediately confirmed by a telephone call to the recipient at the number specified on Schedule 11.2) and mailed, faxed or delivered to the address or facsimile number specified for notices on Schedule 11.2; or, in the case of either Borrower or either Agent, to such other address as shall be designated by such party in a written notice to the other parties, and in the case of any other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agents.



                                       79


                  (b) All such notices, requests and other communications hereunder shall, when transmitted by overnight delivery, or faxed, be effective when delivered, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail; except that notices to either Agent pursuant to Article II, III, IV or X shall not be effective until actually received by such Agent, and notices pursuant to Article IV to the Issuing Lender shall not be effective until actually received by the Issuing Lender.

                  (c) Any agreement of the Agents and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrowers. The Agents and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the applicable Borrower to give such notice and the Agents and the Lenders shall not have any liability to such Borrower or other Person on account of any action taken or not taken by either Agent or any Lender in reliance upon such telephonic or facsimile notice. The obligation of the Borrowers to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure of either Agent or any Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by either Agent or any Lender of a confirmation which is at variance with the terms understood by such Agent or such Lender to be contained in the telephonic or facsimile notice.

                  (d) All notices sent to the Canadian Agent also shall be sent simultaneously to the U.S. Agent.

         11.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of either Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         11.4  Costs and Expenses.  The Company shall:

                  (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BAI (in its capacity as U.S. Agent and Issuing Lender) and BAC (in its capacity as Canadian Agent) within five Business Days after demand (subject to subsection 6.1(m)) for all reasonable costs and expenses incurred by BAI (in its capacity as U.S. Agent and Issuing Lender) or BAC (in its capacity as Canadian Agent) in connection with the development, preparation, syndication, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any other Loan Document and any other document prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by BAI (in its capacity as



                                       80


U.S. Agent and Issuing Lender) and BAC (in its capacity as Canadian Agent) with respect thereto; and

                  (b) pay or reimburse each Agent and each Lender within five Business Days after demand for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement or preservation of any right or remedy under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

The agreements in this Section shall survive the termination of this Agreement and the payment of all other Obligations.

         11.5 Borrower Indemnification. Whether or not the transactions contemplated hereby are consummated, the Borrowers shall indemnify and hold the Agent-Related Persons and each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each an "Indemnified Person") harmless from and against any and all reasonable liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit and the termination, resignation or replacement of either Agent or the replacement of any Lender) be imposed on, incurred by or asserted against any Indemnified Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that (a) neither Borrower shall have any obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities (a) resulting solely from the gross negligence or willful misconduct of such Indemnified Person; and (b) VUCI shall not have any liability for an Indemnified Liabilities to the extent they arise out of matters relating solely to the Company. The agreements in this Section shall survive the termination of this Agreement and the payment of all other Obligations.

         11.6 Payments Set Aside. To the extent that either Borrower makes a payment to either Agent or any Lender, or either Agent or any Lender exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by such Agent or such Lender in its discretion) to be repaid to a trustee or receiver, or any other party, in connection with any Insolvency Proceeding or

                                       81


otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Applicable Agent upon demand its pro rata share of any amount so recovered from or repaid by such Agent.

         11.7 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their respective rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

         11.8 Assignments, Participations, etc. (a) Any Lender may, with the written consent of the Company (at all times other than during the existence of an Event of Default), the Agents and the Issuing Lender, which consents shall not be unreasonably withheld or delayed, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Company, either Agent or the Issuing Lender shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender (so long as such assignment will not result in any increased costs to either Borrower) or to another Lender) (each an "Assignee") all or any part of the Loans, the Commitment, the L/C Obligations and the other rights and obligations of such Lender hereunder, in a minimum Dollar Equivalent amount of U.S. $2,500,000 or, if less, the entire amount of all Loans, the Commitment, L/C Obligations and other rights and obligations of such Lender hereunder; provided, however, that (i) the Borrowers and the Agents may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (x) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agents by such Lender and the Assignee; (y) such Lender and its Assignee shall have delivered to the Borrowers and the Agents an Assignment and Acceptance in the form of Exhibit F ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (z) the assignor Lender or Assignee shall have paid to the U.S. Agent a processing fee in the amount of U.S. $3,000; and (ii) no Lender which is (or is a branch or an Affiliate of) a Canadian Lender may assign all of its rights and obligations hereunder unless arrangements satisfactory to the Borrowers and the Agents have been made for one or more Lenders to act (or to cause their respective Affiliates to act) as Canadian Lenders hereunder in an amount equal to such Lender's Canadian Percentage of the Canadian Commitment.

                  (b) From and after the date that the U.S. Agent notifies the assignor Lender that it has received (and provided its consent and, to the extent required, received the consents of the Company, the other Agent and the Issuing Lender with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights hereunder have


                                       82


been assigned to it and obligations hereunder have been assumed by it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                  (c) Any Lender may at any time sell to one or more commercial banks or other Persons not Affiliates of the Company (a "Participant") participating interests in any Loan, the Commitment of such Lender and the other interests of such Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrowers, the Issuing Lender and the Agents shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has the right to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Lenders as described in the first proviso to Section
11.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 5.1, 5.3, 5.4, 5.6 and 11.5 as though it were also a Lender hereunder (provided that neither Borrower shall be obligated to pay any amount under Section 5.1, 5.3, or 5.6 to any Participant which is greater than such Lender would have been required to pay to the originating Lender if no such participation had been sold), and if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, the Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                  (d) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         11.9 Confidentiality. Each Lender agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified in writing as "confidential" or "secret" by the Company (including projections required by Section 8.1.9, which information is non-public and may constitute "inside information" for purposes of state or federal securities laws) and provided to it by the


                                       83


Company or any Subsidiary, or by either Agent on the Company's or any Subsidiary's behalf, under this Agreement, and neither such Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Company or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by such Lender, or (ii) was or becomes available on a non-confidential basis from a source other than the Company or any Subsidiary, provided that such source is not bound by a confidentiality agreement with the Company or any Subsidiary known to such Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Lender is subject or in connection with an examination of such Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which either Agent or any Lender or any of their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Lenders hereunder;
(H) as to any Lender or its Affiliates, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Company or any Subsidiary is party or is deemed party with such Lender or such Affiliate; and (I) to its Affiliates.

         11.10 Set-off. In addition to any right or remedy of the Lenders provided by law, if an Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to either Borrower, any such notice being waived by each Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of either Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not either Agent or such Lender shall have made demand under this Agreement and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Company and the Agents after any such set-off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such set-off and application.

         11.11 Notification of Addresses, Lending Offices, Etc. Each Lender shall notify the U.S. Agent (and, in the case of a Canadian Lender, the Canadian Agent) in writing of any change in the address to which notices to such Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as either Agent shall reasonably request.



                                       84


         11.12 Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of which taken together shall constitute but one and the same instrument.

         11.13 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or such instrument or agreement.

         11.14 No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrowers, the Lenders, the Agents and the Agent- Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

         11.15 Governing Law and Jurisdiction. (a) THIS AGREEMENT AND ANY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED THAT THE AGENTS AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURTS. EACH BORROWER, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH BORROWER, EACH AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY ILLINOIS LAW.

         11.16 Waiver of Jury Trial. EACH BORROWER, EACH LENDER AND EACH AGENT WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH



                                       85


RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH BORROWER, EACH LENDER AND EACH AGENT AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH PARTY FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENT, RENEWAL, SUPPLEMENT OR MODIFICATION TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         11.17 Judgment. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Applicable Agent could purchase the first currency with such other currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower in respect of any such sum due from it to the Applicable Agent hereunder or under any other Loan Document shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the "Agreement Currency"), be discharged only to the extent that on the Business Day following receipt by the Applicable Agent of any sum adjudged to be so due in the Judgment Currency, such Agent may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Agent in the Agreement Currency, the applicable Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or the Person to whom such obligation was owing against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Applicable Agent in such currency, such Agent agrees to return the amount of any excess to the applicable Borrower (or to any other Person who may be entitled thereto under applicable law).

         11.18 Entire Agreement. This Agreement, together with the other Loan Documents and any letters relating to fees described in subsection 2.5(a) or 4.8(b), embodies the entire agreement and understanding among the Borrowers, the Lenders and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Chicago, Illinois by their proper and duly authorized officers as of the day and year first above written.



                                       86


                                                   VIDEO UPDATE, INC.


                                                   By: /s/ Daniel A. Potter
                                                   Title: CEO


                                                   VIDEO UPDATE CANADA INC.


                                                   By: /s/ Daniel A. Potter
                                                   Title: CEO


                                                   BANK OF AMERICA ILLINOIS,
                                                   as U.S. Agent


                                                   By: /s/ David A. Johanson
                                                   Title: Vice President


                                                   BANK OF AMERICA CANADA,
                                                   as Canadian Agent


                                                   By: /s/
                                                   Title: Vice President


                                                   BANK OF AMERICA ILLINOIS,
                                                   as Issuing Lender


                                                   By: /s/
                                                   Title: Vice President


                                                   BANK OF AMERICA ILLINOIS,
                                                   as a Lender


                                                   By: /s/
                                                   Title: Vice President





                                       87





                                                   BANK OF AMERICA CANADA, as a
                                                   Canadian Lender designated by
                                                   Bank of America Illinois


                                                   By: /s/
                                                   Title: Vice President


                                                   BANK LEUMI TRUST COMPANY
                                                   OF NEW YORK


                                                   By: /s/
                                                   Title:


                                                   BANK ONE, CHICAGO, NA


                                                   By: /s/
                                                   Title: Asst. Vice President


                                                   HARRIS TRUST AND SAVINGS BANK


                                                   By: /s/ Catherine C. Ciolek
                                                   Title: Vice President


                                                   LASALLE NATIONAL BANK


                                                   By: /s/ James M. Minich
                                                   Title: Vice President


                                                   MICHIGAN NATIONAL BANK
                                                   a National Banking
                                                   Association


                                                   By: /s/ Charles W. Read III
                                                   Title: Relationship Manager



                                       88






                                                   THE SUMITOMO BANK, LIMITED,
                                                   CHICAGO BRANCH


                                                   By: /s/ John W. Howard, Jr.
                                                   Title: Vice President


                                                   By: /s/ Michael J. Philippe
                                                   Title: V. P. & Manager




                                       89


                             EXHIBITS AND SCHEDULES
                             ----------------------

Copies of the Exhibits and Schedules will be provided to the Commission upon request